UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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Equinix, Inc.

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Equinix 2022 PROXY STATEMENT
Notice of Annual Meeting
of Stockholders
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Equinix, Inc., a Delaware corporation (“Equinix”) on Wednesday, May 25, 2022, at 10:00 a.m. PDT. Due to the ongoing health concerns related to COVID-19, the meeting will be held virtually via live webcast again this year. We believe in meaningfully engaging with our stockholders and hope this virtual meeting will maximize participation. You will be able to attend and participate in the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting:
www.meetnow.global/MPRHNUJ
Formal rules of conduct and technical support will be available during the virtual Annual Meeting. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement. We intend to reevaluate whether an in-person meeting is appropriate again in 2023.
At the Annual Meeting, the following proposals will be considered and voted on, in addition to such other business as may properly come before the meeting or any adjournments or postponements thereof:
ITEMS OF BUSINESS
	Proposal		Board’s Recommendation	See page
1	Election of directors to the board of directors (the “Board”) to serve until the next Annual Meeting or until their successors have been duly elected and qualified
• Nanci Caldwell • Adaire Fox-Martin • Ron Guerrier	• Gary Hromadko • Irving Lyons III • Charles Meyers	• Christopher Paisley • Sandra Rivera • Peter Van Camp	FOR each nominee	7
2	Approval, by a non-binding advisory vote, of the compensation of our named executive officers		FOR	30
3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending Dec. 31, 2022		FOR	59
4	A stockholder proposal related to lowering the stock ownership threshold required to call a special meeting		AGAINST	61

TO BE HELD Wednesday, May 25, 2022 10:00 a.m. PDT
VIRTUAL MEETING www.meetnow. global/MPRHNUJ
ATTENDANCE Whether or not you plan to attend the Annual Meeting, please vote promptly, following the instructions contained in the materials you received.

The foregoing items of business are more fully described in the attached proxy statement.
Only stockholders of record at the close of business on Apr. 1, 2022, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection during the meeting at www.meetnow.global/MPRHNUJ.
BY ORDER OF THE BOARD OF DIRECTORS,
Peter Van Camp
Executive Chairman
Redwood City, California
Apr. 14, 2022

Equinix 2022 PROXY STATEMENT
Whether or not you plan to attend the virtual meeting, please vote as soon as possible.
You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by attending the Annual Meeting webcast. If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the virtual Annual Meeting. Please follow the instructions on the notice or proxy card that you received.
If you are a beneficial holder (i.e., you hold your shares through an intermediary, such as a bank or broker) and want to attend the Annual Meeting webcast (with the ability to ask a question and/or vote, if you choose to do so), you have two options:
1)
Registration in Advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Equinix, Inc. holdings along with your name and email address to Computershare.
Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 19, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com
By mail:
Computershare
Equinix, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
2)
Register at the Annual Meeting

For the 2022 proxy season, an industry solution has been agreed upon to allow beneficial holders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may choose the Registration in Advance of the Annual Meeting option above if they prefer to use the traditional, paper-based option.
Please go to www.meetnow.global/MPRHNUJ for more information on the available options and registration instructions.
The online meeting will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.

Important notice regarding the availability of proxy materials for the annual meeting to be held on May 25, 2022. The proxy statement and annual report to stockholders on Form 10-K are available at: https://investor.equinix.com/proxy.

VOLUNTARY E-DELIVERY OF PROXY MATERIALS

We encourage our stockholders to enroll in electronic delivery of proxy materials.
•
If you are a registered stockholder, please sign up at www.meetnow.global/MPRHNUJ.

•
If you are a beneficial owner, please contact your broker, bank or other nominee for instructions.

Electronic delivery offers immediate and convenient access to proxy statements, annual reports and other investor documents. It also helps us preserve the environment and reduce printing and shipping costs.

PROXY STATEMENT

Equinix 2022 PROXY STATEMENT	PROXY SUMMARY	1
PROXY SUMMARY
This summary highlights some of the topics discussed in this proxy statement. It does not cover all the information you should consider before voting, and you are encouraged to read the entire proxy statement before casting your vote.
General Information

WHEN Wednesday, May 25, 2022 10:00 a.m. PDT	VIRTUAL LOCATION Visit: www.meetnow.global/MPRHNUJ	RECORD DATE Apr. 1, 2022

CORPORATE INFORMATION
STOCK SYMBOL EQIX	REGISTRAR & TRANSFER AGENT Computershare
STOCK EXCHANGE NASDAQ	STATE OF INCORPORATION Delaware
COMMON STOCK OUTSTANDING AS OF APR. 1, 2022 91,013,824 shares	YEAR OF INCORPORATION 1998 PUBLIC COMPANY SINCE 2000

EQUINIX WEBSITES
CORPORATE WEBSITE Equinix.com
INVESTOR RELATIONS investor.equinix.com
2022 ANNUAL MEETING MATERIALS investor.equinix.com/proxy
PUBLIC POLICY ACTIVITIES investor.equinix.com/ corporategovernance/ publicpolicyactivities

Equinix 2022 PROXY STATEMENT	PROXY SUMMARY	2
VOTING
Have your proxy card or voting instruction form in hand when voting by telephone or online. You will need to enter the unique voter control number imprinted on it when voting.
	Registered Holders (shares are registered in your own name)	Beneficial Owners (shares are held “in street name” in a stock brokerage account or by a bank, nominee or other holder of record)
BY MOBILE DEVICE		Scan the QR code if one is provided by your broker, bank or other nominee
BY INTERNET	Vote your shares online 24/7 at www.investorvote.com/EQIX	Vote your shares online 24/7 if a website is provided by your broker, bank or other nominee
BY TELEPHONE	Call toll-free 24/7 in the U.S., U.S. territories and Canada 1-800-652-VOTE (8683)	Call the toll-free number provided on your voting information form, 24/7
BY MAIL	Complete, date, sign and return your proxy card in the postage-paid envelope	Complete, date, sign and return your voting information form
Items to be voted on and our Board’s recommendation
	Proposal	Board’s Recommendation	See page
1	DIRECTORS: Election of directors	FOR each nominee	7
2	COMPENSATION: Advisory vote to approve named executive officer compensation	FOR	30
3	AUDIT: Ratification of independent registered public accountants	FOR	59
4	STOCKHOLDER PROPOSAL: Stockholder proposal related to lowering the stock ownership threshold required to call a special meeting	AGAINST	61

Equinix 2022 PROXY STATEMENT	PROXY SUMMARY	3
Governance
OUR BOARD of DIRECTOR NOMINEES: 9
Nanci Caldwell, age 64	Gary Hromadko, age 69	Christopher Paisley, age 69
(Independent Director)	(Independent Director)	(Lead Independent Director)
Since: 2015 COMMITTEES: • Nominating and Governance • Talent, Culture and Compensation	Since: 2003 COMMITTEES: • Audit • Finance • Real Estate	Since: 2007 COMMITTEES: • Audit • Finance • Nominating and Governance • Real Estate
Adaire Fox-Martin, age 57	Irving Lyons III, age 72	Sandra Rivera, age 57
(Independent Director)	(Independent Director)	(Independent Director)
Since: 2020 COMMITTEE: • Nominating and Governance	Since: 2007 COMMITTEES: • Talent, Culture and Compensation • Audit • Finance • Real Estate • Stock Award	Since: 2019 COMMITTEE: • Talent, Culture and Compensation
Ron Guerrier, age 47	Charles Meyers, age 56	Peter Van Camp, age 66
(Independent Director)	(Chief Executive Officer and President)	(Executive Chairman)
Since: 2021 COMMITTEE: • Nominating and Governance	Since: 2018 COMMITTEE: • Stock Award	Since: 2000

Equinix 2022 PROXY STATEMENT	PROXY SUMMARY	4
DIVERSITY AND ENGAGEMENT

9.67 YEARS Average Tenure of Board Nominees • 3 new members added in the last 3 years • 3 out of 3 newest members self-indentify as a woman and/or racially/ethnically diverse	7 Board Meetings in 2021 99% Average Attendance at Board and Committee Meetings	Board Committees • Audit • Talent, Culture and Compensation • Finance • Nominating and Governance • Real Estate	2021 Meetings 9 5 3 5 8

CORPORATE GOVERNANCE BEST PRACTICES

1 YEAR Director Term	Majority Director Election Standard	No Super majority Voting Requirements	No Stockholder Rights Plan

Stockholders Right to Call Special Meetings	Stockholders Right to Act by Written Consent	Stockholders Proxy Access Rights	Corporate Governance Materials

Equinix 2022 PROXY STATEMENT	PROXY SUMMARY	5
CORPORATE RESPONSIBILITY

100% Clean and Renewable Energy Usage Targeted by 2030	Nominating and Governance Committee Oversight of Environmental, Social and Governance (“ESG”) Initiatives	CEO Focus on Diversity, Inclusion and Belonging Initiatives	Nominating and Governance Oversight of Cybersecurity Program 1x per Quarter; Full Board Oversight at Least 1x per Year

Performance and Compensation Highlights
COMPENSATION BEST PRACTICES AND HIGHLIGHTS

Percentage 2021 Executive Incentive Compensation Performance Based: 100% of Annual and 60% of Long Term	Metrics Used for 2021 Incentive Compensation • Revenues • AFFO/Share • Total Stockholder Return	No Tax Gross-Ups	Stock Ownership Guidelines	Policy Prohibiting Hedging	Recoupment Policy	190:1 CEO Pay Ratio for 2021

Equinix 2022 PROXY STATEMENT	PROXY SUMMARY	6
Company Performance Underlying Incentive Awards
(1)
Equinix uses Funds from Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”), which are non-GAAP financial measures commonly used in the real estate investment trust (“REIT”) industry. FFO is calculated in accordance with the standards established by the National Association of Real Estate Investment Trusts. FFO represents net income (loss), excluding gain (loss) from the disposition of real estate assets, depreciation and amortization on real estate assets and adjustments for unconsolidated joint ventures’ and non-controlling interests’ share of these items. In presenting AFFO, Equinix excludes certain items that we believe are not good indicators of our current or future operating performance. AFFO represents FFO excluding depreciation and amortization expense on non-real estate assets, accretion, stock-based compensation, restructuring charges, impairment charges, transaction costs, an installation revenue adjustment, a straight-line rent expense adjustment, a contract cost adjustment, amortization of deferred financing costs and debt discounts and premiums, gain (loss) on debt extinguishment, an income tax expense adjustment, recurring capital expenditures, net income (loss) from discontinued operations, net of tax, and adjustments from FFO to AFFO for unconsolidated joint ventures’ and noncontrolling interests’ share of these items. For additional definitions of non-GAAP terms and a detailed reconciliation between non-GAAP financial results and the corresponding GAAP measures, please refer to pages 64-68 of Equinix’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on Feb. 18, 2022.

(2)
Stock price performance from Jan. 2, 2019 to Dec. 31, 2021.

2021 EXECUTIVE COMPENSATION MIX(1)
(1)
Reflects the market value of the RSU awards on the grant date of Feb. 26, 2021. Assumes the target award is earned under the 2021 annual incentive plan and the target number of shares is earned under the performance-based RSU awards.

Equinix 2022 PROXY STATEMENT	Governance	7
Governance
Proposal 1 — Election of directors
All directors will be elected at the Annual Meeting to serve for a term expiring at the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal. If you sign your proxy card but do not give instructions with respect to the voting of directors, your shares will be voted for the nine persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you must do so with respect to the individual nominee. If any nominee becomes unavailable for election because of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board. Each of our director nominees currently serves on the Board and all were elected to a one-year term at the 2021 annual stockholders’ meeting with the exception of Mr. Guerrier who was elected in Sept. 2021. Each person nominated for election has agreed to serve if elected, and our Board has no reason to believe that any nominee will be unable to serve.
The nine directors who are being nominated for election by the holders of common stock to the Board; their ages as of Apr. 1, 2022; their positions and offices held with Equinix; and certain biographical information, including directorships held with other public companies during the past five years, are set forth below. In addition, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating and Governance Committee and the Board to determine that each nominee should serve as a director of Equinix.

The Board recommends that you vote “FOR” the election of each of the following nominees.
NANCI CALDWELL	INDEPENDENT DIRECTOR / SINCE December 2015
AGE: 64 COMMITTEE: • Nominating and Governance • Talent, Culture and Compensation
CURRENT ROLE
•
Corporate director (since 2005)

PRIOR BUSINESS EXPERIENCE
•
Executive vice president and chief marketing officer, PeopleSoft (2001−2004)

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Various senior and executive sales and marketing roles in Canada and the U.S., Hewlett-Packard (1982−2001)

CURRENT PUBLIC COMPANY BOARDS
(in addition to Equinix)
•
CIBC

•
Citrix Systems

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Procore Technologies , Inc.

PAST PUBLIC COMPANY BOARDS
•
Talend

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Tibco Software

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Deltek

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Donnelley Financial Solutions

SKILLS & EXPERTISE
•
Executive leadership skills gained as an operating executive at major public companies

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Deep “go-to-market” experience gained over decades of senior and executive enterprise sales and marketing roles at Hewlett-Packard and PeopleSoft, bringing insight to our strategy as we continue to target the enterprise customer and leverage our channel partner program

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Global experience as an executive at multinational corporations

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Experience with public company M&A

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Risk management experience from prior operating roles as well as oversight expertise from experience gained across multiple boards and governance committees

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Significant public company board experience across numerous boards

Equinix 2022 PROXY STATEMENT	Governance	8
ADAIRE FOX-MARTIN	INDEPENDENT DIRECTOR / SINCE January 2020
AGE: 57 COMMITTEE: • Nominating and Governance
CURRENT ROLE
•
EMEA Cloud President, Google Cloud and Head of Google Ireland (since 2021)

PRIOR BUSINESS EXPERIENCE
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Various roles, SAP (2008−Jul. 2021), including executive board member, global customer operations, president, chief operating officer, SVP industry business solutions, and vice president public sector

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Various management roles, Oracle Corporation (1989−2007), the most recent being vice president government education and healthcare

PAST PUBLIC COMPANY BOARDS
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SAP SE

SKILLS & EXPERTISE
•
Executive leadership skills gained as an operating executive at major public companies

•
Extensive experience in the information technology sector bringing relevant technology expertise to the Board as we evolve our platform

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Experience in cloud relevant to the Board as Equinix evolves our business model and strategy to meet the needs of our customers in a cloud-first world

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Global experience as an executive at multinational corporations, and experience and perspective gained from living and working in both the Asia-Pacific and EMEA regions

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“Go-to-market” experience in serving the enterprise customer, a key segment of our current strategy, as an experienced sales leader

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Advocacy of social entrepreneurship and workplace inclusivity and fulfilment as founder of SAP One Billion Lives Ventures, relevant to our own ESG initiatives

RON GUERRIER	INDEPENDENT DIRECTOR / SINCE September 2021
AGE: 47 COMMITTEE: • Nominating and Governance
CURRENT ROLE
•
Global Chief Information Officer (CIO), HP (since 2020)

PRIOR BUSINESS EXPERIENCE
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CIO and Secretary of Innovation & Technology, State of Illinois (Feb. 2019-Sept. 2020)

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CIO, Express Scripts (2018-2019)

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CIO, Farmers Insurance (2015-2018)

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Various roles, Toyota Financial Services International Corporation (1996-2015), including chief technology officer and most recently as vice president and CIO

SKILLS & EXPERTISE
•
Executive leadership skills gained as an operating executive at prominent public and private companies and in state government

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Experience in the field of digital infrastructure services relevant to understanding our offerings and strategy

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Perspective of an Equinix customer, with a deep understanding of current technologies and trends and implications for our strategic plans and positioning, as a Fortune 500 CIO

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Global experience as an executive at a multinational corporation

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Advocate for expansion of STEM opportunities to women and underserved communities through involvement in various organizations, relevant to our own ESG initiatives

Equinix 2022 PROXY STATEMENT	Governance	9
GARY HROMADKO	INDEPENDENT DIRECTOR / SINCE June 2003
AGE: 69 COMMITTEES: • Audit • Finance • Real Estate	CURRENT ROLE • Private investor PRIOR BUSINESS EXPERIENCE • Venture partner, Crosslink Capital, a venture capital firm (2002−2017) PAST PUBLIC COMPANY BOARDS • Carbonite
SKILLS & EXPERTISE
•
Experience in the field of digital infrastructure services

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Deep understanding of current technologies and trends, and implications for our strategic plans and positioning, through experience as an investor in the networking, cloud and infrastructure service sectors

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Extensive capital markets and corporate finance experience, providing valuable insight to fundraising activities and to decisions regarding investments and allocation of capital

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Public company board experience across numerous boards and valuable institutional knowledge and perspective gained from long tenure on the Equinix Board

IRVING LYONS	INDEPENDENT DIRECTOR / SINCE February 2007
AGE: 72 COMMITTEES: • Talent, Culture and Compensation • Audit • Finance • Real Estate • Stock Award
CURRENT ROLE
•
Principal, Lyons Asset Management, a California-based private investment firm (since 2005)

PRIOR BUSINESS EXPERIENCE
•
Chief investment officer, Prologis, a global provider of distribution facilities and services (1997−2004)

CURRENT PUBLIC COMPANY BOARDS
(IN ADDITION TO EQUINIX)
•
ESSEX Property Trust

•
Prologis

SKILLS & EXPERTISE
•
Executive leadership skills gained as an operating executive at multiple companies, including Prologis

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Global experience as an executive at a multinational corporation

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Extensive capital markets experience

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Extensive experience with REITs and real estate development, including as a chief investment officer at a REIT, which provides valuable insight to discussions of Equinix’s continued expansion and management of its growing real estate portfolio

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Experience with public company M&A

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Public company board experience across numerous boards and valuable institutional knowledge and perspective gained from long tenure on the Equinix Board

Equinix 2022 PROXY STATEMENT	Governance	10
CHARLES MEYERS	CHIEF EXECUTIVE OFFICER AND PRESIDENT, EQUINIX / SINCE September 2018
AGE: 56 COMMITTEE: • Stock Award
CURRENT ROLE
•
Chief executive officer and president, Equinix (since 2018)

PRIOR BUSINESS EXPERIENCE
•
President, strategy, services and innovation, Equinix (2017−Sept. 2018)

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Chief operating officer, Equinix (2013−2017)

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President, Equinix Americas (2010−2013)

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Various positions, including group president of messaging and mobile media, and product group executive for the security and communications portfolio, VeriSign, an internet security company now part of Symantec (2006−2010)

CURRENT PUBLIC COMPANY BOARDS
(in addition to Equinix)
•
Fastly

SKILLS & EXPERTISE
•
Executive leadership skills gained as Equinix’s current CEO, and through various prior leadership roles at Equinix and other technology companies

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Deep experience in the field of digital infrastructure services as well as in the technology and trends shaping Equinix’s current and future strategy

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Global experience as an executive at multinational corporations

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“Go-to-market” experience as an experienced sales leader

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Experience with public company M&A, including multiple transactions while at Equinix

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As Equinix’s CEO, responsible for setting and driving all aspects of ESG strategy, including award-winning sustainability initiatives and prioritization of DIB as a strategic priority; member of CEO Action for Diversity & Inclusion

CHRISTOPHER PAISLEY	INDEPENDENT DIRECTOR / SINCE July 2007 (and Lead Independent Director since February 2012)
AGE: 69 COMMITTEES: • Audit • Finance • Nominating and Governance • Real Estate
CURRENT ROLE
•
Dean’s executive professor of accounting, Leavey School of Business at Santa Clara University (since 2001)

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Chief financial officer, Enterprise 4.0 Technology Acquisition Corporation (since 2021)

PRIOR BUSINESS EXPERIENCE
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Senior vice president of finance and chief financial officer, 3Com (1985−2000)

CURRENT PUBLIC COMPANY BOARDS
(in addition to Equinix)
•
Ambarella

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Enterprise 4.0 Technology Acquisition Corporation

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Fastly

PAST PUBLIC COMPANY BOARDS
•
Fitbit

•
Fortinet

•
YuMe

SKILLS & EXPERTISE
•
Executive leadership skills gained as an operating executive at multiple companies, including as chief financial officer of 3Com

•
Global experience as an executive at a multinational corporation

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Extensive capital markets experience

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Extensive experience with public company M&A, including as an operating executive and as a board member

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Extensive finance and accounting expertise as a former chief financial officer, as a current professor of accounting, and as an audit committee chair for numerous boards

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Risk management experience from prior operating roles as well as from experience across multiple boards

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Public company board experience across numerous boards and valuable institutional knowledge and perspective gained from long tenure on the Equinix Board

Equinix 2022 PROXY STATEMENT	Governance	11
SANDRA RIVERA	INDEPENDENT DIRECTOR / SINCE October 2019
AGE: 57 COMMITTEE: • Talent, Culture and Compensation
CURRENT ROLE
•
Executive vice president and general manager, data center and AI group, Intel Corporation (since 2021)

PRIOR BUSINESS EXPERIENCE
•
Various roles, Intel Corporation (2000−2021), including marketing director, leader of the network platforms group and most recently chief people officer

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General manager of CTI division, Catalyst Telecom (1998−2000)

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Co-founder and president, The CTI Authority (1996−1998)

SKILLS & EXPERTISE
•
Executive leadership skills gained as an operating executive at multiple companies, including Intel

•
Extensive experience in the technology sector, including network infrastructure, 5G, data centers and AI, bringing relevant technology expertise to the Board as Equinix executes against our platform strategy

•
Experience in cloud relevant to the Board as Equinix evolves our business model and strategy to meet the needs of our customers in a cloud-first world

•
Global experience as an executive at a multinational corporation

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Human capital and ESG experience, most recently gained as chief people officer of Intel, bringing insight to the Talent, Culture and Compensation Committee’s oversight of compensation plans and programs, and to Equinix’s diversity, inclusion and belonging initiatives

PETER VAN CAMP	EXECUTIVE CHAIRMAN, EQUINIX / SINCE May 2007 (and Director Since 2000)
AGE: 66
CURRENT ROLE
•
Executive chairman, Equinix (since 2007)

PRIOR BUSINESS EXPERIENCE
•
Interim chief executive officer and president, Equinix (Jan. 2018−Sept. 2018)

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Chief executive officer, Equinix (2000−2007)

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President, Equinix (2006−2007)

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President, UUNET, the internet division of MCI (formerly known as WorldCom) (1997−2000)

PAST PUBLIC COMPANY BOARDS
•
Silver Spring Networks

SKILLS & EXPERTISE
•
Executive leadership skills gained as Equinix’s chief executive officer, and through various prior leadership roles

•
Deep experience in the field of digital infrastructure services

•
Global experience as an executive at multinational corporations

•
“Go-to-market” experience as an experienced sales leader

•
Experience with public company M&A, including 28 closed transactions at Equinix

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Deep understanding of all aspects of ESG at Equinix

•
Public company board experience across numerous boards and valuable institutional knowledge and perspective gained from long tenure on the Equinix Board as Executive Chair, and as years served as Equinix’s chief executive officer

Equinix 2022 PROXY STATEMENT	Governance	12
Board composition
DIRECTOR SKILLS AND EXPERIENCE
Equinix is the world’s digital infrastructure company™. Digital leaders harness our trusted platform to bring together and interconnect foundational infrastructure at software speed. Our global infrastructure platform and ecosystem of leading service providers across clouds, networking, storage, compute and software powers digital leaders to fast-track competitive advantage. Equinix enables organizations to reach all the right places, connect with the right partners and access all the right possibilities they need to succeed while supporting their sustainability goals.
We are investing in key strategic priorities to extend our competitive advantage, including investing in our people, evolving our platform and service portfolio, expanding our go-to-market engine, and simplifying and scaling our business. Our business is capital intensive, and frequent access to the capital markets has been a key element of our growth strategy. Sustainability is a key focus area, along with other aspects of ESG. As the pace of change accelerates, we believe we are at the intersection of new technology trends fueling great market opportunity. We look to our Board to help us meet this moment.
In evaluating potential nominees for Board membership, the Board’s Nominating and Governance Committee considers qualification criteria such as independence, character, ability to exercise sound judgment, demonstrated leadership ability, and educational background and experience. The Nominating and Governance Committee also understands the importance and value of diversity on the Board. Both the Equinix, Inc. Board of Directors Guidelines on Significant Corporate Governance Issues (the “Corporate Governance Guidelines”) and the Nominating and Governance Committee Charter require the Nominating and Governance Committee to ensure qualified women and individuals from minority groups are included in the pool from which the Board nominees are chosen. Finally, the Nominating and Governance Committee also considers the skills and experience of potential Board members in order to meet the current and anticipated needs of the Board and of Equinix as a whole.
Listed below are the skills and experience that we currently consider most valuable for our Board:
1. Executive Leadership
Directors with operating experience at large-scale and complex businesses bring valuable perspective and insights to our Board, and offer guidance to Equinix’s leadership, as Equinix continues to expand in size and in reach and as we evolve our strategy.
2. Digital Infrastructure Services
Equinix is a global digital infrastructure company. Board members experienced in this area bring the knowledge needed to understand our core offerings, along with our market opportunity, and provide input on our strategic vision in a developing and changing environment.
3. Relevant Technology Depth and Customer Perspective
As we innovate and evolve our existing products and develop new products and services for our platform, having relevant technology experience and an understanding of technologies impacting modern IT architectures on the Board provides valuable insight to management as Equinix executes against its platform strategy. In addition, as Equinix strives to “put the customer at the center of everything we do,” it is valuable for our Board to recognize and appreciate the evolving needs of Equinix customers. Board members who are experienced practitioners in digital transformation and/or have acted as trusted advisors to customers on this journey, including relevant experience in cybersecurity and information security, bring additional valuable knowledge to the Board.
4. Cloud/Software Domain Expertise
Our business model has evolved to pursue a platform strategy and take advantage of the rise in cloud computing and the changing needs of our customers as they transition to a cloud-first world. As Equinix seeks to benefit from these trends, related experience on the Board can inform our strategy.
5. Global Experience/Perspective
Equinix is a global company, currently operating in 66 markets in 27 countries, and continuing to expand into new markets. The perspective that comes from living outside the U.S., or the on-the-ground operating experience one gains from running a global company, bring valuable business and cultural insights to the Board.
6. Human Capital
At Equinix, we recognize that attracting, developing and retaining talent at all levels is vital to continuing our success. We are striving to build a culture where every employee, every day, can say, “I’m safe, I belong, and I matter” and to develop our workforce to better reflect and represent the communities in which we operate, and our objective is to continue to make our culture a critical competitive advantage. Experience in managing people is thus a valuable asset on our Board.

Equinix 2022 PROXY STATEMENT	Governance	13
7. Go to Market
Directors with deep “go-to-market” experience can provide expertise and guidance as we seek to grow revenues through our direct sales force and by leveraging our channel partner program. This oversight is also relevant to guide our brand building and marketing programs.
8. Capital Markets
Equinix’s capital needs for organic and inorganic expansion, alongside Equinix’s obligations as a dividend payer, lead Equinix to frequently access the debt and equity capital markets. This skill set on the Board provides valuable insight and perspective to these frequent financing transactions.
9. REITs/Real Estate Development
As Equinix has elected to be taxed as a REIT for U.S. federal income tax purposes, a Board member’s experience with operating within the REIT structure and maintaining REIT status brings valuable experience to inform the Board’s oversight in this area. In addition, Equinix is constantly evaluating opportunities to expand its extensive global real estate footprint and manage its portfolio. Experience in real estate development, expansion, acquisition and/or divestment, and in large-scale and long-term investments, offers valuable insight on our Board and provides key guidance to management.
10. M&A Experience
Equinix seeks opportunities for inorganic growth and has completed 28 acquisitions of complementary businesses since inception, including a number of cross-border transactions. A Board member with experience in M&A, including in evaluating proposed transactions and in post-acquisition integrations, provides valuable perspective and oversight as we seek to grow our business in existing and new markets.
11. ESG
ESG matters have taken on increasing importance to our customers, employees, investors and other key constituencies. Equinix is committed to protecting, connecting and powering a more sustainable digital world and greening our customers’ supply chains, and we are committed to best-in-class ESG practices including transparent measurement and reporting. A Board member’s experience in any aspect of ESG is extremely valuable to inform the Board’s oversight in this area and provide guidance to management.
12. Finance & Accounting
Experience in public accounting and preparation of financial statements is important to allow for effective understanding and oversight of Equinix’s financial reporting and its relationship with its auditors. Finance acumen and experience also adds value to decisions regarding allocation of capital and investment strategies.
13. Risk Management
Experience in risk management, including in identifying, managing and mitigating enterprise risks, brings an important skill set to the Board to assist it in carrying out its oversight of operational, strategic, financial and regulatory risks, and to advise on engagement in any of these areas.
14. Public Company Board
Experience on multiple public company boards, or at least four years on our Board, offers valuable insight into board dynamics and operations, the interplay between the board and the CEO and other senior leaders, the public company legal and regulatory landscape, effective oversight as a director, and Board best practices.

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Below we have provided information in matrix form concerning the particular skills and experience which we consider our nominees bring to the Board. The directors’ biographies also reflect these skills from their experiences and qualifications.

Skills & Experience	Nanci Caldwell	Adaire Fox-Martin	Ron Guerrier	Gary Hromadko	Irving Lyons	Charles Meyers	Chris Paisley	Sandra Rivera	Peter Van Camp
Executive Leadership	✔	✔	✔		✔	✔	✔	✔	✔
Digital Infrastucture Services			✔	✔		✔			✔
Relevant Technology Depth and Customer Perspective		✔	✔	✔		✔		✔	
Cloud/Software Domain Experience		✔						✔	
Global Experience/Perspective	✔	✔	✔		✔	✔	✔	✔	✔
Human Capital								✔	
Go to Market	✔	✔				✔			✔
Capital Markets				✔	✔		✔		
REITs/Real Estate Development					✔				
M&A Experience	✔				✔	✔	✔		✔
ESG		✔	✔			✔		✔	✔
Finance & Accounting				✔			✔		
Risk Management	✔						✔		
Public Company Board	✔			✔	✔		✔		✔

BOARD TENURE, DIVERSITY AND REFRESHMENT
Our Board values and appreciates both the new ideas, perspectives and skills that newer directors bring to the Board, and the knowledge and experience gained over multiple years with Equinix that is brought to our Board by our longer tenured directors. The Board believes that a mix of tenures provides optimum oversight.
The Board also understands the importance and value of diversity on the Board. Both the Corporate Governance Guidelines and the Nominating and Governance Committee Charter require the Nominating and Governance Committee to ensure qualified women and individuals from minority groups are included in the pool from which the Board nominees are chosen.
Adding diversity to our Board has been a key priority in recent years, and our three most recently added directors have been women and/or racially/ethnically diverse. In Feb. 2022, each member of the Board completed a self-identification survey with respect to diversity. If each director nominee is elected to the Board, our Board will include three women, and two of our board members will be representatives of historically under-represented groups.
In addition, the Nominating and Governance Committee and the Board seek new Board members with experience relevant to our industry and current strategy. For example, in 2015, the addition of Ms. Caldwell was designed to add further experience in enterprise technology to our Board as we continue to pursue the enterprise customer; in 2019 and 2020, the additions of Ms. Rivera and Ms. Fox-Martin, respectively, were designed to add technology experience to the Board as Equinix continues to add new services and virtual capabilities to our platform; and in 2021 the addition of Mr. Guerrier brought our Board relevant technology depth and the important perspective of an Equinix customer as a Fortune 500 CIO. The skills matrix is a tool for the Nominating and Governance Committee to identify potential skill gaps and prioritize skill sets to consider adding to the Board. For future Board searches, skills that come from relevant technology depth, the

Equinix 2022 PROXY STATEMENT	Governance	15
perspective of a customer, and/or expertise in the cloud/software domain are all currently considered to be priority additions.
While our Corporate Governance Guidelines do not limit the number of terms for which an individual may serve as a director, they do provide for, as an alternative to a term limit, a mandatory retirement age of 75.
Our Board will continue to consider new Board members in light of all the factors above. The following table provides the self-identified diversity information of our incumbent Board.

Board Diversity Matrix (As of Apr. 1, 2022)				
Total Number of Directors	9			
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity				
Directors	3	6		
Part II: Demographic Background				
African American or Black		1		
Alaskan Native or Native American				
Asian				
Hispanic or Latinx	1			
Native Hawaiian or Pacific Islander				
White	2	5		
Two or More Races or Ethnicities				
LGBTQ+				
Did Not Disclose Demographic Background

BOARD SIZE
Equinix’s Board currently consists of nine directors. Equinix’s bylaws provide that the number of directors will be determined by the Board, and the number of directors is currently set at 11.
Thus, there will be two vacant seats on Equinix’s Board following the Annual Meeting. Equinix does not intend to fill the vacant seats at the Annual Meeting, and proxies cannot be voted for a greater number of nominees than are named.

MAJORITY VOTE STANDARD
Our bylaws provide that a director nominee must receive a majority of the votes cast with respect to such nominee in uncontested director elections (i.e., the number of shares voted “for” a director nominee must exceed the number of shares voted “against” such nominee). If an incumbent director nominee fails to receive a majority of the votes cast in an uncontested election, the director shall immediately tender his or her resignation to the Board. The Nominating and Governance Committee of the Board, or such other committee designated by the Board, shall make a recommendation to the Board as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose its decision regarding the resignation within 90 days following certification of the election results. If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, the remaining members of the Board may fill the resulting vacancy or may decrease the size of the Board.

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DIRECTOR INDEPENDENCE
Seven of the Board’s nine current members are independent as such term is defined under the rules of the Securities and Exchange Commission and the listing standards of The NASDAQ Stock Market (“NASDAQ”). The Board has determined that all the
Equinix director nominees are independent under such standards, except for Mr. Meyers, Equinix’s chief executive officer and president, and Mr. Van Camp, Equinix’s executive chairman.

NOMINATION OF DIRECTORS
The Nominating and Governance Committee of the Board operates pursuant to a written charter and has the exclusive right to recommend candidates for election as directors to the Board. In addition to the specific skills and experience identified above as valuable for our Board candidates and incumbent nominees, the Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, having high moral character, having business experience, and being over 21 years of age. The Nominating and Governance Committee’s process for identifying and evaluating nominees is as follows. In the case of incumbent directors whose annual terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to Equinix during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with Equinix during their term. In the case of new director candidates, the Nominating and Governance Committee first determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon the Corporate Governance Guidelines, the rules and regulations of the Securities and Exchange Commission, the rules of NASDAQ, and the advice of counsel, if necessary. The Nominating and Governance Committee may then use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee will then meet to discuss and consider such candidates’ qualifications and choose candidate(s) for recommendation to the Board.
The Nominating and Governance Committee will consider candidates recommended by stockholders. Stockholders wishing to recommend candidates for consideration by the Nominating and Governance Committee may do so in writing to the corporate secretary of Equinix and by providing the candidate’s name, biographical data and qualifications. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.
Our bylaws provide for proxy access for director nominations by stockholders (the “Proxy Access Bylaw”). Under the Proxy Access Bylaw, any eligible stockholder, or eligible group of up to 20 stockholders, owning 3% or more of Equinix’s outstanding common shares continuously for at least three years, may nominate and include in Equinix’s annual meeting proxy materials for director nominees, up to a total number not to exceed the greater of 20% of the directors then serving on the Board or two directors, provided that the eligible stockholder or eligible group of stockholders and the director nominee(s) satisfy the requirements in the Proxy Access Bylaw. A more detailed description of the functions of the Nominating and Governance Committee can be found in the Nominating and Governance Committee Charter, published on the corporate governance section of Equinix’s website at Equinix.com.

Board operations
BOARD LEADERSHIP STRUCTURE
From 2000 to 2007, Mr. Van Camp served as both our chief executive officer and as chairman of the Board. In Apr. 2007, Mr. Van Camp stepped down as Equinix’s chief executive officer but retained the chairmanship of the Board as executive chairman. In Jan. 2018, Mr. Van Camp was appointed our interim chief executive officer and president. In Sept. 2018, Mr. Meyers was unanimously elected chief executive officer and president by the Board, and Mr. Van Camp resigned from these interim roles. Mr. Van Camp continues to serve as our executive chairman. Our chief executive officer is responsible for the day-to-day leadership of Equinix and its performance, and for setting the strategic direction of Equinix. Mr. Van Camp, with his depth of experience and history with Equinix dating back to 2000, provides support and guidance to

Equinix 2022 PROXY STATEMENT	Governance	17
management and to Mr. Meyers as executive chairman. He also provides leadership to the Board and works with the Board to define its structure and activities needed to fulfill its responsibilities, facilitates communication among directors and between directors and senior management, provides input to the agenda for Board meetings, works to provide an appropriate information flow to the Board, and presides over meetings of the full Board. Thus, while our chief executive officer is positioned as the leader of Equinix and is free to focus on day-to-day challenges, our Board also has a strong leader with deep knowledge of Equinix in Mr. Van Camp. We believe this structure is best for both Equinix and our stockholders.
In Feb. 2012, Mr. Paisley was designated by the Board as its lead independent director. In this role, Mr. Paisley’s duties may include presiding at all meetings of the Board at which the executive chairman is not present; calling and chairing all sessions of the independent directors; preparing the agenda and approving materials for meetings of the independent directors; briefing management directors about the results of deliberations among independent directors; consulting with the executive chairman regarding agendas, pre-read materials and proposed meeting calendars and schedules; collaborating with the executive chairman and acting as liaison between the executive chairman and the independent directors; and serving as the Board’s liaison for consultation and communication with stockholders as appropriate, including on request of major stockholders. In addition, the number of independent directors on our Board and our committee structure provide additional independent oversight of Equinix. With the exception of the Stock Award Committee, all Committees consist entirely of independent directors. Our independent directors regularly hold private sessions and have direct access to management. A self-assessment of the Board is also conducted annually, at which time each member is free to evaluate and comment as to whether they feel this leadership structure continues to be appropriate.

DIRECTOR ATTENDANCE
During the fiscal year ended Dec. 31, 2021, the Board held 7 meetings, and our committees cumulatively held 30 meetings. For the fiscal year, each of the incumbent directors attended or participated in at least 92% and on average 99% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which each such director served. In the event any director missed a meeting, that individual would separately discuss material items with Mr. Van Camp or Mr. Meyers.

BOARD COMMITTEES
In 2021 the Board approved certain changes to its committee structure which were effective following the 2021 Annual Meeting. These changes were made to address the evolving needs of the Board and of Equinix. First, the Compensation Committee was renamed the “Talent, Culture and Compensation Committee” and now operates under an expanded charter. Second, the Nominating and Governance Committees were combined into a single “Nominating and Governance Committee” consisting entirely of independent directors. These changes are discussed in further detail below.
The Board currently has six standing committees: the Audit Committee, the Talent, Culture and Compensation Committee, the Finance Committee, the Nominating and Governance Committee, the Real Estate Committee and the Stock Award Committee, in addition to special committees that may be formed from time to time.

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The following table provides membership information for the incumbent directors for fiscal 2021 for such standing committees of the Board:
		Committees
Director	Independent	Audit	Talent, Culture and Compensation	Finance	Nominating and Governance(4)	Real Estate	Stock Award
Nanci Caldwell			(3)		(4)
Adaire Fox-Martin
Ron Guerrier(1)					(5)
Gary Hromadko
Irving Lyons III		(2)
Charles Meyers
Christopher Paisley
Sandra Rivera
Peter Van Camp
Meetings in 2021	Board: 7	9	5	3	5	8	0

Chairperson	Committee Member	Executive Chairman	Lead Independent Director	Audit Committee Financial Expert

(1)
Mr. Guerrier joined the Board in Sept. 2021.

(2)
Mr. Lyons joined the Audit Committee in Aug. 2021 following the resignation of Mr. Tom Bartlett from the Board in July 2021.

(3)
Ms. Caldwell joined the Talent, Culture and Compensation Committee in May 2021.

(4)
Following the 2021 Annual Meeting, the Nominating Committee and Governance Comimttee combined in to one committee, renamed the Nominating and Governance Committee. Ms. Caldwell became chairperson of the newly created Nominating and Governance Committee in May 2021.

(5)
Mr. Guerrier joined the Nominating and Governance Committee in Feb. 2022.

A detailed description of the Audit Committee can be found in the section entitled, “Report of the Audit Committee of the Board of Directors,” elsewhere in this proxy statement. In July of 2021, Mr. Thomas Bartlett resigned from the Board, leaving a vacancy on the Audit Committee. Mr. Lyons was added to the Audit Committee in August of 2021. The other members of the Audit Committee in 2021 were Mr. Hromadko and Mr. Paisley. Mr. Paisley is chairperson of the Audit Committee and is considered a financial expert. During the fiscal year ended Dec. 31, 2021, the Audit Committee held nine meetings.
In 2021, the Board approved certain changes to its committee structure to address the changing needs of the Board and of Equinix. The Compensation Committee was renamed the “Talent, Culture and Compensation Committee” and now operates under an expanded charter. The Talent, Culture and Compensation Committee provides oversight of human capital management at Equinix, including our strategies to attract, develop and retain talent at all levels, cultivate an engaged employee base, make our culture a competitive advantage, and promote workforce diversity, inclusion and belonging. The Talent, Culture and Compensation Committee also oversees succession planning for the CEO and select senior leaders. In addition, it oversees, reviews and administers all of Equinix’s compensation, equity and employee benefit plans and programs relating to executive officers, including the named executive officers; approves the global guidelines for the compensation program for Equinix’s non-executive employees; and approves Equinix’s projected global equity usage. The Talent, Culture and Compensation Committee also acts periodically to evaluate the effectiveness of the compensation programs at Equinix and considers recommendations from its consultant, Compensia, Inc. (“Compensia”), and from management regarding new compensation programs and changes to those already in existence. The Talent, Culture and Compensation Committee is also consulted to approve the compensation package of a newly hired executive or of an executive whose scope of responsibility has changed significantly. A more detailed description of

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the functions of the Talent, Culture and Compensation Committee can be found in the Talent, Culture and Compensation Committee Charter, published on the corporate governance section of Equinix’s website at Equinix.com and in the “Compensation Discussion and Analysis” section below. The members of the Talent, Culture and Compensation Committee are Ms. Caldwell, Mr. Lyons and Ms. Rivera. Mr. Lyons is chairperson of the Talent, Culture and Compensation Committee. During the fiscal year ended Dec. 31, 2021, the Talent, Culture and Compensation Committee held five meetings.
The Finance Committee was established to assist the Board in fulfilling its responsibilities across the principal areas of corporate finance for Equinix. The Finance Committee provides oversight and assistance to management in considering such matters as Equinix’s balance sheet, capital planning, cash flow, financing needs, use of hedges and Equinix’s credit ratings agency strategy and discussions with such agencies. The Board has also delegated to the Finance Committee oversight of specific financing transactions. A more detailed description of the functions of the Finance Committee can be found in the Finance Committee Charter, published on the corporate governance section of Equinix’s website at Equinix.com. The members of the Finance Committee are Mr. Hromadko, Mr. Lyons and Mr. Paisley. There is no chairperson of the Finance Committee at this time. During the fiscal year ended Dec. 31, 2021, the Finance Committee held three meetings.
After the 2021 Annual Meeting, the Nominating Committee and the Governance Committees of the Board were combined into the “Nominating and Governance Committee.” The Nominating and Governance Committee was established to (i) to identify individuals qualified to become members of the Board, and select the director nominees for the next annual meeting of stockholders, (ii) to review and consider developments in corporate governance practices and to recommend to the Board effective corporate governance policies and procedures applicable to the company; (iii) to review and consider developments related to the company’s Governance, Risk and Compliance program (the “GRC Program”) and to report out to the Board on GRC Program activities and recommendations; (iv) to review and consider developments in corporate responsibility and report out to the Board on activities and recommendations; (v) to provide oversight of the company’s public policy activities; and (vi) to oversee the evaluation of the Board. A more detailed description on the functions of the Nominating and Governance Committee can be found in the Nominating and Governance Committee Charter, published in the corporate governance section of Equinix’s website at Equinix.com. The members of the Nominating and Governance Committee are Ms. Caldwell, Ms. Fox-Martin, Mr. Guerrier, and Mr. Paisley. Ms. Caldwell is chairperson of the Nominating and Governance Committee. During the fiscal year ended Dec. 31, 2021, the Nominating and Governance Committee held five meetings.
The Real Estate Committee approves capital expenditures in connection with real estate development, expansion or acquisition within parameters set by the full Board. All decisions are made considering a projected 10-year internal rate of return and within the context of a multi-year capital expenditure development pipeline and cash flow analysis provided by management to the Real Estate Committee. In approving real estate capital expenditures, the Real Estate Committee also considers an overview of the project and the market, including the competition, strategy, current capacity and sales pipeline. In addition, the Real Estate Committee has the authority to analyze, negotiate and approve the purchase, sale, lease or sublease of real property, approve guarantees related to real property transactions and, subject to any limitations or terms imposed by the full Board, if any, analyze, negotiate and approve real estate-related financing transactions. The members of the Real Estate Committee are Mr. Hromadko, Mr. Lyons and Mr. Paisley. Mr. Hromadko is chairperson of the Real Estate Committee. During the fiscal year ended Dec. 31, 2021, the Real Estate Committee held eight meetings.
The Stock Award Committee has the authority to approve the grant of stock awards to non-Section 16 officer employees and other individuals. The members of the Stock Award Committee are Mr. Lyons and Mr. Meyers. The Stock Award Committee typically does not hold meetings but acts by written consent.

BOARD RISK OVERSIGHT
Our Board’s oversight of risk management is designed to support the achievement of organizational objectives, including strategic objectives, to improve Equinix’s long-term organizational performance and to enhance stockholder value. The involvement of the full Board in setting Equinix’s business strategy is a key part of its assessment of what risks Equinix faces, what steps management is taking to manage those risks, and what constitutes an appropriate level of risk for Equinix. Our senior management attends the quarterly Board meetings, presents to the Board on strategic and other matters, and is available to address any questions or concerns raised about risk management-related issues, or any other matters. Board members also have ongoing and direct access to senior management between regularly scheduled board meetings for any information requests or issues they would like to discuss. In addition, in Sept. 2021, the Board held a multi-day strategy meeting with senior management to discuss strategies, key challenges, and risks and opportunities for Equinix. The Board typically holds a meeting focused solely on strategy

Equinix 2022 PROXY STATEMENT	Governance	20
annually, to set the stage for the planning and development of Equinix’s operating plan for the coming year.
Equinix has completed a global risk assessment to identify key strategic, operational, financial and regulatory compliance risks and will continue to evaluate such risks. These risks have been communicated to and assessed by Equinix’s executive management, the Nominating and Governance Committee and the full Board. The Board received an enterprise risk briefing in Sept. 2021 in connection with its strategy meeting and is scheduled to receive its next enterprise risk briefing in Sept. 2022. Additionally, in 2021, the full Board received a briefing on cybersecurity. Briefings on cybersecurity, as well as other enterprise risks, will also be provided in 2022.
While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Nominating and Governance Committee oversees Equinix’s GRC Program, formally launched in 2013. In connection with this oversight, the Nominating and Governance Committee receives quarterly updates on key issues, such as enterprise risk management, business continuity and disaster recovery planning, and regulatory compliance. In addition, the Nominating and Governance Committee receives a cybersecurity briefing at each quarterly meeting. The Nominating and Governance Committee evaluates the effectiveness of risk mitigation capabilities identified in these areas and monitors for emerging risks. Equinix’s chief compliance officer, as leader of the GRC Program, reports on the program to the Nominating and Governance Committee. The Nominating and Governance Committee also oversees our public policy activities and is responsible for oversight of our ESG initiatives, which is accomplished through quarterly updates and a comprehensive dashboard.
In addition, the Audit Committee’s charter mandates that it discuss guidelines and policies governing the process by which management and other persons responsible for risk management assess and manage Equinix’s exposure to risk, including Equinix’s major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with management and the independent auditors. The Audit Committee also receives an annual assessment of the adequacy of the controls over financial reporting, including an assessment of the risks associated with the controls over the financial reporting process.
In setting compensation, the Talent, Culture and Compensation Committee strives to manage risks arising from our compensation policies and programs by setting compensation at levels that maximize stockholder long-term value without encouraging excessive risk-taking. For more information, please read “Compensation policies and practices risk assessment.”
The Finance Committee manages risk by overseeing our capital management and capital structure. Additionally, the Finance Committee manages risk by oversight of our currency, interest rate and counterparty exposure.
Finally, the Real Estate Committee manages risk by evaluating real estate expansion opportunities and the deployment of capital within the context of Equinix’s overall business and financial strategy and financial picture.
The Board believes that the risk management processes in place for Equinix are appropriate.

BOARD ONBOARDING PROGRAM
Equinix has an onboarding program, overseen by the Nominating and Governance Committee, to introduce new Board members to Equinix and the Board. The program includes orientation sessions on the Board’s structure and processes, Equinix’s compliance environment, and the business.

INVESTOR ENGAGEMENT
Equinix pursues engagement with stockholders throughout the year to best understand and address the issues that matter to our stockholders. Due to the COVID-19 pandemic restricting in-person meetings and travel, conferences were generally converted from in-person to virtual events during 2020 and 2021. In 2021, Equinix’s investor relations team met with numerous investors around the world by attending or hosting over 40 investor conferences, non-deal roadshows and investor group events as well as hosting our 2021 Analyst Day virtually in June 2021. Certain investors also requested engagement meetings to discuss topics related to our corporate governance model, ESG issues or our executive compensation program. Additionally, Equinix’s investor relations team proactively reached out for meetings with our 25 largest stockholders, at that time representing over 55% of our outstanding shares in the fourth quarter of 2021, to discuss these topics and solicit feedback in preparation for the Annual Meeting. In the meetings that resulted, topics discussed included Equinix’s sustainability program, including our science-based targets and oversight of climate risks, our human capital strategies and diversity metrics, Board composition and refreshment, and matters related to Equinix’s compensation program discussed in greater detail

Equinix 2022 PROXY STATEMENT	Governance	21
below in “Compensation discussion and analysis.” All meetings that resulted were attended by Mr. Van Camp. In addition, Mr. Paisley, as lead independent director, Mr. Lyons, as chair of the Talent, Culture and Compensation Committee, and Ms. Caldwell, as chair of the Nominating and Governance Committee, attended meetings as requested by stockholders. All feedback from these meetings was shared with additional Board members as appropriate to be considered in go-forward planning.
We plan to conduct a similar outreach in 2022.
For information about how to contact our Board, please see the section below entitled “Stockholder communications with the Board of Directors.”

Other governance policies and practices
CORPORATE GOVERNANCE GUIDELINES
The Board follows its Corporate Governance Guidelines published on the corporate governance section of Equinix’s website at Equinix.com. The Corporate Governance Guidelines reflect the Board’s dedication to monitoring the effectiveness of policy and decision-making at the Board level. In conjunction with the Nominating and Governance Committee, the Board will continue to monitor the effectiveness of the Corporate Governance Guidelines.
CODE OF ETHICS AND BUSINESS CONDUCT
The Board has adopted (1) a Code of Business Conduct which applies to all directors, officers and employees and (2) an additional Code of Ethics for Chief Executive Officer and Senior Financial Officers. These documents can be found on the corporate governance section of Equinix’s website at Equinix.com. In addition, an anonymous reporting hotline and website have been established to facilitate reporting of violations of financial and non-financial policies. Should the Board ever choose to amend or waive a provision of the Code of Ethics for Chief Executive Officer and Senior Financial Officers, we may disclose such amendment or waiver on the corporate governance section of
Equinix’s website at Equinix.com.
STOCK OWNERSHIP GUIDELINES
In its Corporate Governance Guidelines, the Board has established a stock ownership requirement for Equinix’s non-employee directors to encourage them to have a significant financial stake in Equinix. The Corporate Governance Guidelines state that each non-employee director should own not less than six times their cash annual retainer for general service on the Board in shares of Equinix’s common stock, including exercised stock options, vested restricted stock units (“RSUs”) and deferred RSUs. Unvested RSUs do not count towards compliance. New non-employee directors have five years from the date of their election to the Board to comply. Compliance with this requirement is measured annually at the end of each fiscal year. All directors were in compliance with the stock ownership requirement as of Dec. 31, 2021.
Stock ownership guidelines for our chief executive officer and his direct reports have also been established and require that these executives achieve target ownership levels, expressed as a multiple of salary. The target ownership level for our chief executive officer is three times his annual salary; for all others, the target ownership level is one time their annual salary. Newly hired or promoted executives have up to five years to obtain compliance. Compliance with this requirement is measured annually at the end of each fiscal year. All executives subject to the guidelines were in compliance as of Dec. 31, 2021.
POLICY PROHIBITING HEDGING
Equinix’s Securities Trading Policy prohibits our Board members, officers, employees and consultants from engaging in certain transactions related to Equinix’s common stock, such as transactions involving options on Equinix’s securities, such as puts, calls and other derivative securities, whether on an exchange or in any other market. It also prohibits engaging in hedging transactions, such as collars and forward sale contracts.
RECOUPMENT POLICY
Our recoupment of incentive compensation policy applies to our executive officers (as defined by applicable securities laws). The policy states that the Board may require the return, repayment or forfeiture of any cash or equity-based incentive compensation payment or award received by any current or former executive officer during the three completed fiscal years immediately preceding the date on which we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirements under the securities laws and if certain other conditions are met.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Interested parties may contact the Board by sending correspondence to the attention of Equinix’s corporate secretary, c/o Equinix, Inc., One Lagoon Drive,

Equinix 2022 PROXY STATEMENT	Governance	22
Redwood City, CA, 94065. Any mail received by the corporate secretary, except improper commercial solicitations, will be forwarded to the members of Equinix’s Audit Committee for further action, if necessary. Equinix does not have a policy requiring attendance by members of the Board at Equinix’s annual stockholder meetings. At Equinix’s 2021 Annual Meeting, Mr. Meyers and Mr. Van Camp were in attendance and available for questions.

2021 Director compensation
Equinix uses a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the Board.
In setting director compensation, Equinix considers the competitive compensation market for directors in the high technology market, the demands of the various roles that directors hold, and the time required to fulfill their duties to Equinix. Compensia conducts a detailed review of Equinix’s director compensation program every two years, with an abbreviated review in the off years, and presents its findings to the Talent, Culture and Compensation Committee. Compensia’s review with the Talent, Culture and Compensation Committee in Dec. 2020 did not result in any changes to director compensation for 2021.
In Dec. 2021, Compensia performed a detailed review of the director compensation program and compared the design of the program to peer practices, using the same peers used for executive compensation decisions, and the alignment of total compensation and individual pay elements to this market. That review resulted in an increase in the annual retainer for Board service to $75,000 and an increase in the Audit Committee chairperson retainer to $35,000. Such changes will be reflected in the 2023 proxy statement.

Non-employee directors receive a retainer in connection with their service on the Board. For fiscal 2021, the annual retainer was $70,000. In addition, in lieu of regular meeting fees, committee chairs (if any) and members received the following annual retainers for fiscal 2021, payable quarterly in arrears:
Committee	Chairperson	Member
Audit	$30,000	$15,000
Finance	$12,500	$5,000
Governance(1)	$20,000	$10,000
Nominating(1)	$12,500	$5,000
Real Estate	$25,000	$12,500
Talent, Culture and Compensation	$25,000	$12,500
Currently, non-employee directors only receive meeting fees for attendance at committee meetings in excess of a specified number of meetings in a calendar year. For 2021, the committee meeting fees and the threshold number of meetings that must be attended before any meeting fees are paid were:
Committee	Chairperson	Member	Threshold Number of Meetings
Audit	$5,000	$3,000	12
Finance	$5,000	$3,000	6
Governance(1)	$5,000	$3,000	5
Nominating(1)	$5,000	$3,000	5
Real Estate	$5,000	$3,000	8
Talent, Culture and Compensation	$5,000	$3,000	8
The Board has also designated a lead independent director who earned a $30,000 annual retainer in 2021.
Non-employee directors receive automatic grants of RSUs. At our annual meeting of stockholders, each non-employee director who will continue to be a director after that meeting is automatically granted an award of RSUs. For fiscal 2021, the grant date fair value of these annual awards was $250,000. The automatic RSU awards become fully vested on the earlier of (i) the first anniversary of Equinix’s immediately preceding annual meeting of stockholders or (ii) in the case of a

(1)
Following the 2021 Annual Meeting, the Nominating and Governance Committees were combined and compensated by the Governance Committee fee structure.

Equinix 2022 PROXY STATEMENT	Governance	23
non-employee director not standing for reelection, the date of the first annual meeting of stockholders held subsequent to the date of grant. In addition, each non-employee director receives a prorated award of RSUs upon joining the Board with a grant date fair value of $250,000. The proration is based upon a fraction equal to (x) the number of days from the start date of the non-employee director until the first anniversary of the date of Equinix’s immediately preceding annual meeting of stockholders divided by (y) 365. The number of shares subject to each RSU award is determined by dividing the specified dollar value of the award by the closing price of Equinix’s common stock on the date of grant. The RSUs granted to our directors will become fully vested if Equinix is subject to a change-in-control; in the event of the non-employee director’s death, the portion of the RSUs that would have become vested on the next scheduled vesting date will become fully vested. Directors accrue dividend equivalent units on their RSUs. We allow our non-employee directors to elect to defer settlement of their RSUs. Directors are also eligible to receive discretionary awards under Equinix’s 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan caps non-employee director compensation at $750,000. The limit may only be increased by $200,000 if the Board deems necessary to compensate a non-employee director for service on special purpose committees or any other special service, in the Board’s discretion. These caps may not be increased without the approval of our stockholders.
Our stock ownership guidelines are described above.

The following table sets forth all of the compensation awarded to, earned by or paid to each non-employee director who served during fiscal year 2021.
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2)(3)(4) ($)	Total ($)
Thomas Bartlett(5)	56,250	249,297	305,547
Nanci Caldwell	97,465	249,297	346,762
Adaire Fox-Martin	77,986	249,297	327,283
Ron Guerrier(6)	20,385	176,396	196,781
Gary Hromadko	117,014	249,297	366,311
William Luby(7)	38,264	0	38,264
Irving Lyons III	118,310	249,297	367,607
Christopher Paisley	157,500	249,297	406,797
Sandra Rivera	82,500	249,297	331,797

(1)
Amounts listed in this column include the annual retainers for Board and committee service. Board and committee retainers are prorated based on the number of days the director served during the year. The amount in this column for Mr. Paisley also includes a $30,000 retainer for service as lead independent director.

(2)
Reflects RSUs covering 339 shares granted to each newly elected non-employee director on the date of our annual stockholders’ meeting in May 2021. The amount for Mr. Guerrier reflects 209 RSUs prorated from his appointment to the Board in Sept. 2021.

(3)
Reflects the aggregate grant date fair value of the RSU awards granted to the director in 2021 computed in accordance with FASB ASC Topic 718. See Note 13 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on Feb. 18, 2022, for a discussion of the assumptions made by Equinix in determining the values of our equity awards.

(4)
As of Dec. 31, 2021, Ms. Caldwell, Ms. Fox-Martin, Mr. Hromadko, Mr. Lyons, Mr. Paisley and Ms. Rivera each held 339 unvested RSUs (including accrued dividend equivalent units), and Mr. Guerrier held 209 unvested RSUs (including accrued dividend equivalent units).

(5)
Mr. Bartlett resigned from the Board in July 2021 and therefore only received compensation from Jan. 2021 to July 2021.

(6)
Mr. Guerrier joined the Board in Sept. 2021 and therefore only received compensation from Sept. 2021 to Dec. 2021.

(7)
Mr. Luby did not stand for reelection to the Board in May 2021 and therefore only received compensation from Jan. 2021 to May 2021.

Mr. Van Camp is our executive chairman, but not a named executive officer, and does not receive any additional compensation for services provided as a director. For the year ended Dec. 31, 2021, Mr. Van Camp earned $400,000 in salary and 75% of his salary in annual incentive compensation (paid in fully vested RSUs), and was granted 1,391 RSUs, with the same service and performance vesting requirements as those granted to our named executive officers, for his service as Equinix’s executive chairman. Mr. Meyers, our chief executive officer and president, did not receive any additional compensation for services provided as a director.

Equinix 2022 PROXY STATEMENT	Governance	24
Equinix stock ownership
The following table sets forth, as of Apr. 1, 2022, certain information with respect to shares beneficially owned by (i) each person who is known by Equinix to be the beneficial owner of more than 5% of Equinix’s outstanding shares of common stock, (ii) each of Equinix’s directors and nominees, (iii) each of the executive officers named in Executive Compensation and Related Information, and (iv) all current directors and executive officers (as defined by applicable securities laws) as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. Unless otherwise indicated, the address for each listed stockholder is c/o Equinix, Inc., One Lagoon Drive, Redwood City, CA 94065.
Name of Beneficial Owner	Number of Shares	Percentage of Total
Nanci Caldwell(1)	2,794	*
Mike Campbell	12,044	*
Adaire Fox-Martin	727	*
Ron Guerrier	209	*
Gary Hromadko	143,232	*
Jon Lin	4,985	*
Irving Lyons III(2)	16,600	*
Charles Meyers	19,683	*
Brandi Galvin Morandi	21,640	*
Christopher Paisley(3)	18,797	*
Sandra Rivera	988	*
Karl Strohmeyer	17,246	*
Keith Taylor	22,120	*
Peter Van Camp	7,131	*
The Vanguard Group(4) 100 Vanguard Blvd, Malvern, PA 19355	11,702,044	12.86%
BlackRock Fund Advisors(5) Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055	8,928,856	9.81%
State Street Corporation(6) State Street Financial Center, 1 Lincoln Street, Boston, MA 02111	4,947,426	5.44%
All current directors and executive officers as a group (14 persons)(7)	288,196	*

*
Less than 1%.

(1)
Includes 1,195 vested shares pursuant to RSUs as to which Ms. Caldwell has deferred the settlement until a later date.

(2)
Includes 3,708 vested shares pursuant to RSUs as to which Mr. Lyons has deferred the settlement of until a later date.

(3)
Includes an aggregate of 845 shares held in trusts for Mr. Paisley’s children and a brother.

(4)
Based on a Schedule 13D filed with the Securities and Exchange Commission as of Dec. 31, 2021. Includes 11,243,533 shares that are owned directly, 0 shares with sole voting power and 11,243,533 shares with dispositive power by The Vanguard Group Inc., an investment advisor. The total amount beneficially owned by The Vanguard Group is 11,702,044 shares.

(5)
Based on a Schedule 13D filed with the Securities and Exchange Commission as of Dec. 31, 2021. Includes 7,652,265 shares that are owned directly, 7,652,265 shares with sole voting power and 8,928,856 shares with dispositive power by BlackRock Inc., an investment advisor. The total amount beneficially owned by BlackRock Fund Advisors is 8,928,856 shares.

(6)
Based on a Schedule 13D filed with the Securities and Exchange Commission as of Dec. 31, 2021. Includes 0 shares that are owned directly, 0 shares with sole voting power and 4,946,856 shares with dispositive power by State Street Corp., an investment advisor. The total amount beneficially owned by State Street Corp. is 4,947,426 shares.

(7)
Includes 4,903 vested shares pursuant to RSUs as to which settlement has been deferred until a later date.

Equinix 2022 PROXY STATEMENT	Governance	25
Related-party transactions
APPROVAL OF RELATED-PARTY TRANSACTIONS
Per its written charter, Equinix’s Audit Committee is responsible for reviewing all related-party transactions in accordance with the rules of NASDAQ. Related parties include any of our directors or executive officers, our greater than 5% stockholders, and their immediate family members.
We review related-party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with Equinix’s interests. To identify related-party transactions, each year we require our directors and executive officers to complete a questionnaire identifying any transactions with us in which the executive officer or director or their family members have an interest. We seek updates to this information from our directors and executive officers on a quarterly basis. We also ask our directors and executive officers to update their list of companies they are affiliated with on a quarterly basis to help us
identify related-party transactions.
Finally, our Code of Business Conduct establishes corporate standards of behavior for all our employees, officers and directors and sets our expectations of contractors and agents. Our Code of Business Conduct seeks to deter wrongdoing and to promote honest and ethical conduct and encourages the reporting of illegal or unethical behavior. Waivers of the Code of Business Conduct may be granted by Equinix’s chief executive officer, chief legal officer or chief compliance officer, provided that waivers for executive officers or directors may only be granted by the Board or by one of its committees.
The Audit Committee Charter and the Code of Business Conduct are available on the corporate governance section of Equinix’s website at Equinix.com.

RELATED-PARTY TRANSACTIONS FOR 2021
The Vanguard Group, Inc. was a holder of greater than 5% of our outstanding common stock during the 2021 fiscal year. In 2021, revenues from entities affiliated with The Vanguard Group, Inc. totaled approximately $4,631,000.
BlackRock Inc. was a holder of greater than 5% of our outstanding common stock during the 2021 fiscal year. In 2021, revenues from entities affiliated with BlackRock Inc. totaled approximately $2,106,000.
A son of our independent director, Mr. Paisley, is employed by Equinix. In 2021, Mr. Paisley’s son received total compensation of approximately $227,000, including salary, incentive plan compensation and RSU vesting income. This amount is consistent with the compensation and benefits provided to other employees with equivalent qualifications, experience and responsibilities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The members of the Board, the executive officers of Equinix, and persons who hold more than 10% of Equinix’s outstanding common stock (“Section 16 Insiders”) are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of Equinix’s common stock and their transactions in such common stock. Based on (i) the copies of Section 16(a) reports filed for the members of the Board and the executive officers for their 2021 fiscal year transactions in common stock and their common stock holdings and (ii) the written representations received by such persons, Equinix believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by Section 16 Insiders except for one late Form 4 filing reporting the grant of an RSU award for Mr. Meyers due to an administrative oversight.

Equinix 2022 PROXY STATEMENT	Governance	26
Sustainability
FUTURE FIRST
Global Sustainability at Equinix
Our commitment to sustainability is driven by our resolve to do the right thing, measure and report transparently, and lead with ethics and integrity. We believe in the future of possibility — a future where our planet is healthy, our global communities thrive and every business leads with integrity. This vision of tomorrow comes first in all we do.
Our Approach
The Environment, Social and Governance (“ESG”) initiatives comprising our Future First strategy focus on the material issues that have the greatest impact on our stakeholders and our business. We’ve continued to progress on our sustainability goals and look to build a business that reflects our purpose to bring the world together on our platform to create the innovations that will enrich our work, life and planet. You can read more about these initiatives in our annual Sustainability Report(1).
ENVIRONMENT
Equinix is committed to preserving our collective future and tackling pressing environmental challenges to ensure the sustainability and resiliency of our business, communities, and global society. Equinix is advancing a bold environmental agenda by:
Addressing Climate Change Through our Targets
•
Equinix set Science-Based Targets to reduce Scope 1 and 2 carbon emissions by 2030 and influence our suppliers in our Scope 3 by 2025. Equinix also committed to becoming climate neutral across our global operations by 2030.

•
Equinix has allocated funds to deliver sustainable outcomes across our business, and is leveraging green finance to propel our investments in greening our footprint.

Scaling Renewable Energy Purchasing
•
Equinix is committed to reaching our goal of 100% clean and renewable energy usage across our global portfolio by 2030. In 2021, Equinix reached 95% renewable energy coverage for its global operations.

Designing for the Environment and Driving Innovation
•
Equinix is designing, building and operating sustainable data centers planned holistically with the intent to reduce our consumption of all resources. Equinix plans to continue to work to reduce our global annual average operational power usage effectiveness (“PUE”) each year.

•
We are leveraging technology and innovation to encourage commercialization of solutions that aim to enable the “Data Center of the Future” for both ourselves and our industry. In 2022, Equinix launched the Co-Innovation Facility with partners to test sustainable data center innovations.

Advocating for Change and Inspiring Others
•
Equinix has partnered with like-minded organizations to advance environmental and climate change policies and accelerate action and innovation on key priorities such as renewable energy.

1
The Sustainability Report is referenced for information only and not incorporated by reference in this proxy statement.

Equinix 2022 PROXY STATEMENT	Governance	27
SOCIAL
Equinix is working to pave the way to a better future where our employees of all backgrounds, our customers’ diverse businesses and the unique and complex communities around us can thrive. We have uniquely positioned Diversity, Inclusion & Belonging (“DIB”), Community Impact and Well-being to intersect and meet the wide-ranging needs of our stakeholders. Equinix is doing more to unleash potential by:
Building a Diverse and Inclusive Culture
•
Equinix is embedding DIB into our business and empowering leaders at all levels to create outstanding teams where employees are doing the best work of their lives. Equinix strives to be a company where every employee can say “I’m safe, I belong, and I matter.”

•
We are creating new recruiting channels and on-ramps to connect historically underrepresented communities to meaningful opportunities at Equinix. We have continued to improve our gender diversity globally and racial diversity in the U.S.

Supporting the Physical, Mental and Emotional Well-being of All Our Employees
•
We provide opportunities to help employees along their journeys toward achieving optimum health and lifelong wellness. Our well-being program now includes a variety of classes, global challenges, guest speakers, education and information sessions and special events.

•
Equinix is working to bring consistency to global benefits and standards that impact the health, safety and environments of our workers. In 2021, we further standardized benefits information, content architecture and frameworks to provide consistent HR materials and resources for our global operations.

Connecting the Communities We Inhabit to the Opportunities of the Digital World
•
We have partnered with organizations to advance digital inclusion in areas of need and support employee-led service and giving centered around digital access and inclusion.

•
Equinix is creating new employment opportunities in the digital economy through workforce development. For example, Equinix has teamed up with the Northern Virginia Community College to create the Equinix Digital Infrastructure Scholarship Program which aims to provide students with financial support, mentorship, a paid internship and increased access to Equinix job opportunities.

GOVERNANCE
Good corporate governance, from strong management and oversight to advocacy and collaboration, is not just a competitive advantage, but a key driver of Equinix’s culture of trust—one that is built with our customers, suppliers and employees. We are doing what’s right to lead the way by:
Driving Global Responsibility Through a Foundation of Unwavering Values and Ethical Practices
•
Led by our chief compliance officer, we regularly assess the effectiveness of our Ethics and Compliance Program to ensure we are meeting the highest standards of integrity.

•
We require regular compliance trainings for all Equinix employees on how to uphold Equinix’s ethical standards in their day-to-day decision-making and actions on behalf of our company. As of 2021, Equinix has achieved eight years of 100% completion for ethics and compliance trainings.

•
Equinix’s Nominating and Governance Committee is responsible for ESG oversight and regularly reviews strategies, policies, performance, and reporting related to the program. In 2021, the Nominating and Governance Committee updated its charter to formalize its oversight of ESG topics including climate change.

Conducting Our Business With Honesty, Integrity, Transparency, and the Highest Standards of Excellence
•
Cultivating a responsible, inclusive and reliable supply chain is a priority for Equinix. In 2021, we hired a supplier sustainability and diversity lead to deepen our engagement with critical suppliers and ensure that they are aligned with our ESG values.

Equinix 2022 PROXY STATEMENT	Governance	28
•
Equinix’s Enterprise Risk Management (“ERM”) program uses best practices to drive the identification, assessment, management, monitoring and reporting of key business risks, including ESG risks. In 2021, we initiated a TCFD-aligned climate risk analysis to build a more holistic approach to our processes.

•
Equinix’s global information security officer, in partnership with our privacy officer, are leading our ongoing efforts to comply with evolving laws, improve our resilience, build our capabilities, and cultivate a culture of agility, speed and focus on the customer and user experience.

Advancing Progress on Key Public Policy Priorities
•
Equinix actively engages to advance progress on our key public policy priorities: increasing access to clean energy, improving resilience in the energy sector and enabling a more connected and secure world.

•
Equinix issues a Political Contributions Report on a semi-annual basis to disclose the details of any contributions in addition to following the requirements of the Lobby Disclosure Act.

We regularly evaluate our ESG programs to increase the value they bring to our changing world. At Equinix, we are working to embed sustainability throughout our business, and our definition of success includes steadfastly adhering to best-in-class ESG practices. We are committed to transparently communicating our strategy, the impact of our operations and progress toward our goals.

Equinix 2022 PROXY STATEMENT	Governance	29
Executive officers
The following are our executive officers (as defined by applicable securities laws), their ages as of Apr. 1, 2022, their positions and offices held with Equinix, and certain biographical information. All serve at the discretion of the Board.
Mike Campbell
Chief Sales Officer (since 2016) Age 56
PRIOR BUSINESS EXPERIENCE
•
Senior vice president of sales, Equinix Americas (2015 -2016)

•
Various sales management positions, most recently as senior vice president of sales, Symantec (2010‑2015)

•
Vice president, sales, Verisign Americas, Verisign, prior to its merger into Symantec (2004 -2010)

Jon Lin
EVP & GM, Data Center Services & Interim President, Equinix Americas (since 2021) Age 45
PRIOR BUSINESS EXPERIENCE
•
Various management positions, most recently as President, Americas, Equinix (2009-2021)

•
Director of Advanced Solutions Group, Tata Communications (2006-2009)

•
Various positions, most recently as senior strategist of security products, Verizon Business (2002-2006)

Charles Meyers
Chief Executive Officer and President (since 2018) Age 56
PRIOR BUSINESS EXPERIENCE
•
President, strategy, services and innovation, Equinix (2017-Sept. 2018)

•
Chief operating officer, Equinix (2013-2017)

•
President, Equinix Americas (2010-2013)

•
Various positions, including group president of messaging and mobile media, and product group executive for the security and communications portfolio, VeriSign, an internet security company now part of Symantec (2006-2010)

Brandi Galvin Morandi
Chief Legal and Human Resources Officer and Corporate Secretary (since 2019) Age 49
PRIOR BUSINESS EXPERIENCE • Chief legal officer, general counsel and secretary, Equinix (2003-2019) • Corporate attorney, Gunderson Dettmer (1997-2003)
Karl Strohmeyer
Chief Customer and Revenue Officer (since 2019) Age 50
PRIOR BUSINESS EXPERIENCE
•
President, Equinix Americas (2013-2019)

•
Various roles, including group vice president, Level 3 North American enterprise group, Level 3 Communications, a communications services company (2001-2013)

•
Various executive positions, NetRail, an internet services company (1998-2001)

Keith Taylor
Chief Financial Officer (since 2005) Age 60
PRIOR BUSINESS EXPERIENCE
•
Various roles, including vice president, finance and chief accounting officer, Equinix (2001-2005)

•
Director of finance and administration, Equinix (1999-2001)

•
Vice president finance and interim chief financial officer, International Wireless Communications, an operator, owner and developer of wireless communications networks (1996-1999)

Equinix 2022 PROXY STATEMENT	Compensation	30
Compensation
Proposal 2 — Advisory non-binding vote on executive compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) contains a provision that is commonly known as “Say-on-Pay.” Say-on-Pay gives our stockholders an opportunity to vote on an advisory, non-binding basis to approve the 2021 compensation of our named executive officers as disclosed in this proxy statement. We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the executive compensation program and practices described in this proxy statement. Our executive compensation program is tied directly to the performance of the business to ensure strong growth and value creation for stockholders using metrics we believe best indicate the success of our business. Please read “Compensation Discussion and Analysis” and the executive compensation tables and narrative disclosure for a detailed explanation of our executive compensation program and practices.
Accordingly, we ask that you vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Equinix, Inc., hereby approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement for the annual meeting.”
This advisory vote on executive compensation is not binding on us. However, the Board and the Talent, Culture and Compensation Committee highly value the opinions of our stockholders. To the extent there is a significant vote against this proposal, we will seek to determine the reasons for our stockholders’ concerns, and the Talent, Culture and Compensation Committee will evaluate whether any actions are necessary to address those concerns when making future executive compensation decisions.

The Board unanimously recommends a vote FOR proposal 2.

Equinix 2022 PROXY STATEMENT	Compensation	31
Compensation roadmap

Compensation discussion and analysis
INTRODUCTION
This Compensation Discussion and Analysis (“CD&A”) describes Equinix’s executive compensation policies and decisions for the individuals who served as our chief executive officer and chief financial officer during 2021, as well as the other individuals included in the 2021 Summary Compensation Table in this proxy statement, who are collectively referred to as the named executive officers.

Those individuals are:
Name	Position
Charles Meyers	Chief Executive Officer and President
Keith Taylor	Chief Financial Officer
Sara Baack(1)	Former Chief Product Officer
Mike Campbell	Chief Sales Officer
Brandi Galvin Morandi	Chief Legal and Human Resources Officer and Corporate Secretary
Karl Strohmeyer	Chief Customer and Revenue Officer

(1)
In Sept. 2021, Equinix entered into a retention and separation agreement with Sara Baack, chief product officer of the company. Pursuant to the terms of that retention and separation agreement, Ms. Baack transitioned from her role of executive officer and chief product officer as of Sept. 24, 2021. Ms. Baack continued to serve in an advisory capacity to Equinix’s chief executive officer until Mar. 2022, but has since left Equinix. Ms. Baack is included in this CD&A as a named executive officer as required by Regulation S-K, Item 402.

Equinix 2022 PROXY STATEMENT	Compensation	32
EXECUTIVE SUMMARY
2021 Compensation Summary

•
Despite the ongoing COVID-19 pandemic, Equinix’s business continued to perform well, and we did not make any mid-year changes to our executive compensation program.

•
Based on the competitive market and our identified peer group, only one named executive officer received an increase in cash compensation for 2021. Ms. Morandi’s salary was increased by 3.3%, and her annual target bonus was increased from 90% to 100%. The base salaries and the annual target bonus for the other named executive officers did not change from 2020 to 2021.

•
Based on our strong performance in 2021, executives received 100% of their annual target bonuses for 2021. As in past years, these annual incentives were performance-based and dependent on annual revenue and adjusted funds from operations per share (“AFFO/Share”) growth. While Equinix funded the 2021 annual incentive plan at 110% for all employees, the named executive officers and other members of the executive team were capped at 100% of their target opportunity.

•
We continued to grant a mix of service-vesting restricted stock units (“RSUs”) and performance-vesting RSUs, with 60% of the target value made up of performance-based RSUs. As in past years, the metrics for the performance-based RSUs consisted of a combination of financial goals (annual revenue and AFFO/Share) and relative total shareholder return (“TSR”) against the IWB Russell 1000 Index Fund (the “Russell 1000”). Our strong performance in 2021 resulted in 115% achievement under the performance RSUs based on revenue and AFFO/Share for the named executive officers. In addition, the outperformance of our stock over 2019 – 2021 versus the Russell 1000 resulted in a payout of 177.14% of the target number of shares for the named executive officers under their TSR awards.

•
We received over 78% support for last year’s Say-on-Pay proposal (based on shares represented in person or by proxy at the meeting and entitled to vote on the matter). We conducted targeted stockholder outreach to discuss investor concerns regarding our pay programs and practices.

•
In late 2021 we conducted outreach to our top holders to discuss our compensation program, corporate governance, ESG and other topics. Feedback was considered in designing our 2022 program.

Overview

Our executive compensation program strives to align business performance and executive rewards to drive strong business growth and value creation for our stockholders using performance metrics we believe best indicate the success of our business strategy.

In 2021, our compensation program for the named executive officers consisted primarily of base salary, annual incentive compensation and long-term incentive compensation in the form of performance-based and service-based RSUs, for target total direct compensation approved in Feb. 2021 as illustrated in the graphics below.

Equinix 2022 PROXY STATEMENT	Compensation	33
(1)
Reflects the market value of the RSU awards on the grant date of Feb. 18, 2021. Assumes the target award is earned under the 2021 annual incentive plan and the target number of shares is earned under the performance-based RSU awards.

For 2021, approximately 58% of total compensation (assuming the target long-term incentive award amounts were earned) for our named executive officers was performance-based. The annual incentive compensation was dependent on achieving annual revenue and AFFO/Share growth. Our performance-
based RSUs were based in part on the same financial metrics, along with relative TSR achievement against the Russell 1000. The emphasis on annual revenue and AFFO/Share in both the annual incentive and a portion of the long-term incentives was mitigated by using TSR as an additional metric for our long-term incentives.

The performance periods and vesting periods of our 2021 incentive compensation are illustrated as follows:
Incentive Compensation Element	Weighting	Form of Payment	Performance Metrics	Performance Period	Vesting
Annual Incentive	n/a	RSUs	Revenue & AFFO/Share	1 year	Shares vest upon certification of financial results at end of one-year performance period
Long-Term Incentive	40%	RSUs	Revenue & AFFO/Share	1 year	3 years—earned shares vest 50% after the first year and 25% in each of the two following years (subject to continued service)
Long-Term Incentive	40%	RSUs	n/a	n/a	3 years—shares vest in three equal annual increments (subject to continued service)
Long-Term Incentive	20%	RSUs	TSR	3 years	Shares vest upon certification of relative shareholder return after end of three-year performance period

Equinix 2022 PROXY STATEMENT	Compensation	34
2021 Business Results
Despite the ongoing COVID-19 pandemic, Equinix’s financial results were not materially affected in 2021, and the business performed well. 2021 was our 19th year of consecutive quarterly revenue growth. For the full year of 2021, we delivered revenue growth of 11% and AFFO growth of 12%, on an as-reported basis, over strong 2020 results. On a normalized and constant currency basis, our revenue growth was 8% and our AFFO growth was 10%. Our AFFO/Share was $27.11 per share, a 9% increase over the previous year on both an as-reported and normalized and constant currency basis. While these results funded the 2021 annual incentive plan at 110% for all employees, the named executive officers and other members of the executive team were capped at 100% of their target opportunity. For the named executive officers, our performance in 2021 also resulted in 115% achievement under the performance RSUs based on revenue and AFFO/Share achievement and our TSR compared to the Russell 1000 over 2019-2021 resulted in a payout of 177.14% of target shares under the performance RSUs based on TSR.

(1)
For a reconciliation of GAAP to non-GAAP financial measures, please refer to pages 64-68 of our Annual Report on Form 10-K filed with the Securities Exchange Commission on Feb. 18, 2022.

(2)
Stock price performance from Jan. 2, 2019 to Dec. 31, 2021.

Equinix 2022 PROXY STATEMENT	Compensation	35
Governance Policies and Practices
Our executive compensation philosophy is complemented by the following governance best practices:

WHAT WE DO
•
We have a policy on recoupment of incentive compensation which applies to those persons who are designated by the Board as “officers” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The policy states that the Board may require the return, repayment or forfeiture of any cash or equity-based incentive compensation payment or award received by any such current or former officer during the three completed fiscal years immediately preceding the date on which we are required to prepare a restatement of our financial statements due to material noncompliance with any financial reporting requirements under the securities laws and if certain other conditions are met.

•
Our chief executive officer and his direct reports (including the named executive officers) are subject to stock ownership guidelines, at a level of three times and one-time base salary, respectively. We do not count unearned performance awards or unvested awards towards these guidelines.

•
The Talent, Culture and Compensation Committee is comprised solely of independent members of our Board.

•
An independent compensation consultant, Compensia, is retained directly by the Talent, Culture and Compensation Committee and performs no other work for Equinix.

•
The Talent, Culture and Compensation Committee reviews tally sheets when making executive compensation decisions.

•
In March 2022, we conducted a risk assessment of our compensation programs and presented the results to the Talent, Culture and Compensation Committee. The Talent, Culture and Compensation Committee considered the findings of the assessment and agreed with our conclusion that our compensation programs are not reasonably likely to have a material adverse effect on Equinix.

WHAT WE DON'T DO
•
Our named executive officers are not offered single trigger vesting on a change-in-control.

•
Named executive officers at Equinix are not offered any tax gross-ups (other than in connection with a relocation or international assignment).

•
Named executive officers at Equinix are only eligible to participate in the same employee benefits as all other employees and do not receive any significant perquisites. Equinix does not provide its named executive officers any defined benefit pension plans, nonqualified deferred compensation plans or other executive retirement benefits.

•
We have a policy prohibiting all employees, including the named executive officers and members of the Board, from engaging in transactions involving options on Equinix’s securities, such as puts, calls and other derivative securities, whether on an exchange or in any other market, or in hedging transactions, such as collars and forward sale contracts. No categories of hedging transactions are specifically permitted.

•
Our executives (including the named executive officers) and members of the Board are prohibited from holding Equinix securities in a margin account or pledging Equinix securities as collateral for a loan, absent an exception granted by the Talent, Culture and Compensation Committee on a case-by-case basis.

Equinix 2022 PROXY STATEMENT	Compensation	36
Results of 2021 Say on Pay Vote
In 2021, we held our annual stockholder advisory vote on the compensation of the named executive officers (“Say on Pay”). The proposal received significant stockholder support, with over 78% voting in favor of our program (based on shares represented in person or by proxy at the meeting and voted on the matter).
In the fourth quarter of 2021, we reached out to our top 25 stockholders, representing over 55% of our outstanding shares, as part of our annual outreach effort. Because stockholder support for Say on Pay was less than in prior years, as we engaged with stockholders during the meetings that resulted, we were interested in hearing feedback regarding our executive compensation program. In certain instances, this feedback led to candid discussions as to why one-time special grants in 2020 were considered appropriate by the Talent, Culture and Compensation Committee; the makeup of the peer group of companies we use for our benchmarking analysis, as while we are a REIT we compete with technology companies for talent; and what we feel to be the appropriateness of one-year performance terms given the dynamic space in which we operate and the recurring revenue nature of our business. We also heard feedback regarding a lack of diversity in our metrics across incentive awards, along with recommendations to add ESG metrics to incentive awards, and we believe that changes to our executive compensation program design for 2022 as described below are responsive to such feedback.
We expect to continue to engage with stockholders and answer questions regarding our executive compensation program and take comments and recommendations to our Talent, Culture and Compensation Committee as appropriate on an annual basis.
2022 EXECUTIVE COMPENSATION PROGRAM CHANGES
The Talent, Culture and Compensation Committee annually reviews our compensation program to ensure it appropriately evolves with industry best practices and meets the needs of the company. In Feb. 2022, the Talent, Culture and Compensation Committee approved certain changes to the executive compensation program including implementing a modifier to annual incentives for senior leaders at the VP level and above. The modifier will be based on achievement of digital service revenue and attainment of ESG objectives. These ESG objectives include Equinix’s progress across the areas of climate targets, energy efficiency, and electric vehicles, and progress on increasing racial and gender diversity across the company. In addition, a revenue performance metric related to the Company’s digital services business was added to executives’ performance RSU awards. Equinix believes these compensation program changes will support and align our executive compensation with Equinix’s current priorities and business strategy.
The changes also have the benefit of creating more diversity in our performance metrics across awards. These compensation program updates became effective in 2022 and will be further detailed in our 2023 Annual Proxy Statement.
2021 EXECUTIVE COMPENSATION PROGRAM
2021 Program Philosophy and Objectives
Our executive compensation philosophy for 2021 was to provide competitive total rewards programs globally to attract and retain top talent, utilizing a pay-for-performance strategy at both the company and the individual level. Consistent with our compensation philosophy, a significant percentage of each named executive officer’s target total direct compensation was tied to performance, as illustrated by the potential pay mix described above. We believe our strong performance in recent years, and the fact that a significant percentage of each named executive officer’s total compensation is either tied to performance or is “at risk,” supports our compensation philosophy.
2021 Pay Positioning
While the Talent, Culture and Compensation Committee reviews the market data in determining compensation, it does not specifically target a certain percentile of the market for overall compensation or for any particular element of compensation. Instead, it considers the overall range of the market data, as well as the alignment of the position in the overall market to the executive’s actual role and responsibilities, when setting compensation for an executive role. Based on this information, the company seeks to provide a competitive base salary and target bonus, and to concentrate the executive’s compensation in his or her equity awards, to better align the executive’s interests with those of our stockholders and focused on our overall long-term performance.
In addition to looking at the market data and its comparability, the Talent, Culture and Compensation Committee considers the following additional factors when determining compensation, with no single factor being determinative:
•
Our performance both over the past year and long-term

•
The executive’s performance over the year and throughout their career with us

•
The executive’s level of experience in the position

•
The executive’s marketability in the marketplace based on their skill set

•
The executive’s criticality to our operations and the difficulty we would have in replacing them

Equinix 2022 PROXY STATEMENT	Compensation	37
•
Internal parity between executives based on their contributions

The Talent, Culture and Compensation Committee uses peer group survey data, proxy statement data and technology industry survey data to define our competitive market. Our peer group is reviewed annually to ensure it reflects changes in our market and competitors for business and talent. In May 2020, with the assistance of Compensia, a list of peer group companies was selected after considering various alternatives to establish the competitive market for the 2021 compensation of our named executive officers. In developing the peer group, the Talent, Culture and Compensation Committee decided to retain its prior approach to peer group selection and oriented the peer group more toward technology companies with similar financial characteristics (to reflect Equinix’s competitive market for talent) but included some targeted REITs to provide a more balanced market perspective. Additionally, there was a focus on adding high-growth platform companies to the peer group that are likely to stay in the peer group over time. Having revenues from outside of the U.S. was also considered as a secondary metric. For 2021, the Talent, Culture and Compensation Committee decided to keep the number of peer companies at 20, but certain changes were made to the mix of companies. Technology companies and REITs with revenue of approximately 0.5-2.0x Equinix’s last four quarters of revenue and market capitalization of approximately 0.33-3.0x Equinix’s then-current 30-trading-day average market capitalization were targeted in developing the peer group. Changes from the 2019 peer group included the addition of six new peer companies and the removal of two previously included companies. For purposes of the Talent, Culture and Compensation Committee’s 2021 compensation review and decisions, our peer group consisted of the following 20 companies:

• Activision Blizzard	• Cerner	• Intuit	• SBA Communications
• Adobe Systems	• Citrix Systems	• Ebay	• ServiceNow
• Akamai Technologies	• Crown Castle Intl.	• Prologis	• Splunk
• American Tower	• Digital Realty Trust	• Public Storage	• Synopsys
• Autodesk	• Electronic Arts	• Salesforce.com	• VMware

In 2020, we also participated in the AON/Radford High Technology compensation survey and used market data from a subset of the survey to support benchmarking for our executive positions for 2021 compensation decisions.
2021 Compensation-Setting Process and Decisions
The Talent, Culture and Compensation Committee reviews the executive compensation levels of our named executive officers at least annually to determine positioning to the competitive market. The chief executive officer, as the manager of the executive team, assesses the named executive officers’ contributions to Equinix’s performance and makes a recommendation to the Talent, Culture and Compensation Committee with respect to any merit increase in base salary, target annual incentive compensation opportunity and equity awards for each named executive officer, other than himself. The chief executive officer, or the chairperson of the Talent, Culture and Compensation Committee in the case of the chief executive officer, recommends any adjustments to each element of compensation in light of their assessment of the competitiveness of the executive’s compensation and the additional factors noted above, with the goal of paying each executive competitively based on an assessment of their overall performance and situation.
In addition to reviewing the recommendations of the chief executive officer for the compensation of his executive officer direct reports, and the recommendation of the executive chair with respect to the chief executive officer’s compensation, the Talent, Culture and Compensation Committee also considers the factors noted above as well as the experience of its members in making a final determination on each executive officer’s compensation. The Talent, Culture and Compensation Committee meets to evaluate, discuss and modify or approve these recommendations based on its own judgment. For 2021, based on the recommendations of the chairperson of the Talent, Culture and Compensation Committee, the Talent, Culture and Compensation Committee conducted a similar evaluation for Mr. Meyers as the chief executive officer, and approved his compensation elements for 2021.
Members of management support the Talent, Culture and Compensation Committee in its work by preparing periodic analysis and modeling related to the compensation programs and providing frequent updates on programs that fall under the Talent, Culture and Compensation Committee’s responsibility. In addition, the Talent, Culture and Compensation Committee has the exclusive authority under its charter to engage the services of independent outside counsel, consultants, accountants and other advisers to assist it in carrying out its duties. Since 2006, the Talent, Culture and Compensation Committee has engaged the services of Compensia as its independent

Equinix 2022 PROXY STATEMENT	Compensation	38
consultant to advise it on matters related to compensation for executive officers and other key employees, and on best practices to follow as it reviews and makes decisions on Equinix’s compensation programs. Equinix’s chief executive officer attends Talent, Culture and Compensation Committee meetings and reviews and provides input on agendas and compensation proposals and recommendations brought before the Talent, Culture and Compensation Committee for review and approval, but is not present during any discussion of his own compensation.
In connection with the 2021 compensation decisions, in Sept. 2020, Compensia presented to the Talent, Culture and Compensation Committee a detailed executive compensation analysis, assessing Equinix’s current executive pay and financial performance as compared to the company’s peer group. For our executive officers, including the named executive officers, Compensia presented market competitive data for each position for base salary, target annual incentive compensation opportunity, long-term incentive compensation and target total direct compensation, to provide a framework and guide for making individual compensation decisions. Compensia also presented to the Talent, Culture and Compensation Committee an equity compensation market review, comparing the practices of our peer group in terms of equity usage and equity program design.
In Dec. 2020, Compensia provided the Talent, Culture and Compensation Committee with “tally sheets” outlining the total dollar compensation paid to each named executive officer in 2017-2020, including base salary, annual incentive compensation, long-term equity compensation and other compensation. The Talent, Culture and Compensation Committee used the tally sheet information as a basis for understanding the potential impact of recommended changes to the elements of our executive compensation program and to evaluate the degree to which unvested shares of our common stock held by a named executive officer encouraged retention.
In Feb. 2021, the Talent, Culture and Compensation Committee considered the 2021 executive compensation program design recommendations and approved compensation for the named executive officers, including the compensation elements for Mr. Meyers.
Compensia continues to advise the Talent, Culture and Compensation Committee on an ongoing basis, and a representative from the firm attends most Talent, Culture and Compensation Committee meetings. In 2021, Compensia performed its annual market review of executive pay practices, as discussed above, and director compensation. Compensia also provides routine updates to the Talent, Culture and Compensation Committee regarding legal and regulatory trends. In 2021, Compensia also provided the Talent, Culture and Compensation Committee with modeling and recommendations for Equinix’s equity program. The Talent, Culture and Compensation Committee has assessed the independence of Compensia pursuant to Securities and Exchange Commission rules and concluded that Compensia’s work for the Talent, Culture and Compensation Committee does not raise a conflict of interest and that Comensia is independent under such standards.

PRINCIPAL ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
Base salary for the named executive officers is established based on the underlying scope of their respective responsibilities, taking into account competitive market compensation data and individual performance. In Feb. 2021, based on the executive compensation assessment from Sept. 2020 and the recommendations of Mr. Meyers as chief executive officer (except with respect to his own salary, which was recommended by the executive chair), the Talent, Culture and Compensation Committee did not increase the salary of any of the named executive officers, except with respect to Ms. Morandi, who received a 3.3% increase based on changes in the competitive market compensation data for her role. The following salaries were effective Jan. 1, 2021 (percentage increases are rounded to the nearest whole percentage point).
Name	2020 Salary	2021 Salary	Increase
Charles Meyers	$1,050,000	$1,050,000	0%
Keith Taylor	$680,000	$680,000	0%
Sara Baack(1)	$500,000	$500,000	0%
Mike Campbell	$527,000	$527,000	0%
Brandi Galvin Morandi	$600,000	$620,000	3.3%
Karl Strohmeyer	$635,000	$635,000	0%

(1)
In Sept. 2021, Equinix entered into a retention and separation agreement with Sara Baack, chief product officer of the Company. Pursuant to the terms of that retention and separation agreement, Ms. Baack transitioned from her role of executive

Equinix 2022 PROXY STATEMENT	Compensation	39
officer and chief product officer as of Sept. 24, 2021. Ms. Baack continued to serve in an advisory capacity to Equinix’s chief executive officer until March 2022, but has since left Equinix. Ms. Baack is included in this CD&A as a named executive officer as required by Regulation S-K, Item 402.
Annual Incentive Compensation
Annual incentive compensation for the named executive officers is linked to the attainment of Equinix’s corporate growth goals and is not tied to individual performance (although the Talent, Culture and Compensation Committee retains discretion to adjust payouts based on its assessment of such additional factors, including qualitative factors, if any, that the Talent, Culture and Compensation Committee deems relevant to the assessment of individual or corporate performance). This focus on team performance at the executive level is designed to align senior leaders toward common goals. Accordingly, in Feb. 2021, the Talent, Culture and Compensation Committee adopted the 2021 annual incentive plan, pursuant to which the named executive officers were eligible to earn an annual incentive bonus to be paid in the form of fully vested RSUs. Making the payment in fully vested RSUs is designed to allow Equinix to retain more cash in the business to fund our investments and to further align the executives’ incentives with our stockholders’ interests. Under the 2021 annual incentive plan, the Talent, Culture and Compensation Committee assigned each named executive officer an annual target bonus opportunity based on the achievement of specific goals related to revenue and AFFO/Share that tied to the 2021 annual operating plan approved by the Board. The annual target bonus opportunity set for each named executive officer was stated in terms of a percentage of the named executive officer’s base salary. In 2021, no changes were made to the annual target bonus opportunity for the named executive officers, except with respect to Ms. Morandi, whose target bonus was increased from 90% in 2020 to 100% in 2021 based on changes in the competitive market compensation data for her role.
The revenue goal seeks to motivate our executives and employees to achieve continued growth in the business. The metric AFFO/Share was used to further align executive and employee incentives with the interests of our stockholders by focusing management on profit, through nondilutive growth to AFFO. The revenue goal that was set under the 2021 operating plan reflected anticipated continued growth across the global platform based on past experience, the addressable market and our available inventory. The AFFO/Share goal set under the 2021 operating plan contemplated delivery of services to customers, asset maintenance, operating leverage, investments in the business, expansions in key markets, capital markets activity and distributions to our stockholders. The payout for each named executive officer under the 2021 annual incentive plan was capped at 100% of his or her annual target bonus opportunity. Achievement of the revenue and AFFO/Share goals at a level between 95% and 100% of the operating plan target was subject to interpolation on a straight-line basis.
Achievement of performance goals under the 2021 annual incentive plan was adjusted for fluctuations in foreign currencies against the foreign currency rates used in the 2021 budget plan and hedging activity. Other adjustments included lease conversion impacts, capital market activities, the exclusion of the GPX acquisition that closed after May 31, 2021, and other normalizing items not contemplated by Equinix at the time the performance goals were established. All adjustments were authorized under the 2021 annual incentive plan. Based on the comparison of the targets to the adjusted results below, Equinix funded the 2021 annual incentive plan at 110% for all employees, while capping the named executive officers and members of the executive team at 100% of their target opportunity.

Metric	Weighting	Target	Reported Results	Adjusted Results*
Revenue	50%	$6,502 million	$6,636 million	$ 6,578 million
AFFO/Share	50%	$26.56/Share	$27.11/Share	$26.97/Share

*
Adjusted as described above. For a reconciliation of GAAP to non-GAAP financial measures, please refer to pages 64-68 of our Annual Report on Form 10-K filed with the Securities Exchange Commission on Feb. 18, 2022.

Equinix 2022 PROXY STATEMENT	Compensation	40
In Feb. 2021, the Talent, Culture and Compensation Committee approved the following target bonus opportunities, as a percentage of base salary, and bonus awards (calculated based on the base salary in effect at year-end) were approved in Feb. 2022 under the 2021 annual incentive plan:
Name	2020 Bonus Opportunity (% Base Salary)	2021 Bonus Opportunity (% Base Salary)	2021 Bonus Award Paid (100% of Target)(1)	Number of RSUs Awarded(1)
Charles Meyers	150%	150%	$1,575,000	2,229
Keith Taylor	110%	110%	$748,000	1,058
Sara Baack(2)	90%	90%	$450,000	633
Mike Campbell	90%	90%	$474,300	671
Brandi Galvin Morandi	90%	100%	$620,000	877
Karl Strohmeyer	100%	100%	$635,000	898

(1)
This value of the bonus award was delivered in the form of fully vested RSUs paid in shares with the number of shares calculated using a stock price of $706.48, which was the closing price of Equinix’s common stock on Mar. 10, 2022, the date the RSUs were issued. Cash was paid in lieu of any fractional shares.

(2)
Ms. Baack was awarded her bonus and paid in shares with the number of shares being calculated using a stock price of $710.80, which was the closing price of Equinix’s common stock on Mar. 1, 2022, the date the RSUs were issued to Ms. Baack. Cash was paid in lieu of any fractional shares.

Long-Term Equity Compensation
The Talent, Culture and Compensation Committee believes that stock awards, including awards with performance-based vesting, encourage executive performance by focusing on long-term stockholder value. Generally, a market competitive equity award is made in the year that an executive officer commences employment with Equinix. Thereafter, a “refresh” award is generally made annually during the first quarter of each year. The size of each award is based upon consideration of a number of factors, including consideration of the individual’s position with Equinix, their potential for future responsibility and promotion, their individual performance in the recent period, Equinix’s performance in the recent period, the competitive marketplace trends, internal equity and the retention value of unvested shares held by the individual at the time of the new grant. Our equity awards also accrue dividend equivalents, which vest on the same schedule as the underlying award and are settled in cash, and therefore no dividend equivalents are paid on awards unless and until the underlying award becomes earned and vested.
In Feb. 2021, in considering the equity award design for 2021, the Talent, Culture and Compensation
Committee discussed its existing framework for long-term incentive compensation awards in the form of RSUs for the named executive officers which consists of the following awards:
•
A performance-based award based on revenue and AFFO/Share performance (the “Financial Performance-Based Award”) to focus management on revenue growth and on nondilutive growth to AFFO

•
A performance-based award based on relative TSR (the “TSR Performance-Based Award”) as a means of further aligning management incentives and stockholder interests

•
A service-based award (the “Service-Based Award”) as an appropriate retention balance with our performance-based awards, while still tying executives’ interests to our stock price performance over the vesting schedule

Equinix 2022 PROXY STATEMENT	Compensation	41
The Talent, Culture and Compensation Committee determined that it was appropriate to maintain the existing framework for granting of long-term incentive compensation awards in 2021. The weighting of each component of the long-term incentive compensation awards, and their respective maximum opportunities, also remained consistent in 2021, as illustrated in the table below.
	2020 Weighting		2021 Weighting
Equity Award	Target (% of Total)	Maximum (% of Target)	Target (% of Total)	Maximum (% of Target)
Revenue-AFFO/Share	40%	120%	40%	120%
TSR Performance-Based	20%	200%	20%	200%
Service-Based	40%	n/a	40%	n/a
Based on the above, in Feb. 2021, the Talent, Culture and Compensation Committee granted a Financial Performance-Based Award, a TSR Performance-Based Award and a Service-Based Award to each of the named executive officers. The following table presents the target number of shares that could/can be earned under each equity award:
Name	Revenue-AFFO/Share Performance-Based Award (#)	TSR Performance- Based Award (#)	Service-Based Award (#)
Charles Meyers	11,129	5,564	11,128
Keith Taylor	3,935	1,968	3,935
Sara Baack(1)	2,532	1,266	2,531
Mike Campbell	2,503	1,252	2,503
Brandi Galvin Morandi	2,983	1,491	2,982
Karl Strohmeyer	3,745	1,872	3,745

(1)
Per Ms. Baack’s separation agreement, she vested only awards that would vest prior to her leaving Equinix. As such, the following shares were forefeited by Ms. Baack: (i) 1,456 of the Revenue/AFFO Performance-Based Award, (ii) 1,266 of the TSR Performance-Based Award and (iii) 1,686 of the Service-Based Award.

Financial Performance-Based Awards
The Financial Performance-Based Awards were 100% at risk and could be earned only if Equinix achieved greater than the threshold revenue and AFFO/Share amounts of $6,177 million and $25.23, respectively, in 2021. The number of RSUs earned was determined upon certification by the Talent, Culture and Compensation Committee that Equinix had achieved at least the minimum revenue and AFFO/Share goals for 2021, subject to linear interpolation based on the degree of achievement of the revenue and AFFO/Share targets, from 0% of the award at or below the foregoing thresholds to 100% of the award (upon achievement of both revenue and AFFO/Share targets of at least $6,502 million and $26.56, respectively, tied to the annual operating plan). The maximum amount that could be earned under these awards was 120% of target. Fifty percent of any earned RSUs would vest upon the date of financial performance certification; 25% of the earned RSUs would vest on Feb. 15, 2023; and the remaining 25% of the earned RSUs would vest on Feb. 15, 2024, in each case, subject to the recipient’s continued service through each vesting date. The Talent, Culture and Compensation Committee deemed the one-year performance period, followed by service-based vesting over the following two years, appropriate, given the practices of peer companies with whom we compete for talent and because Equinix is in the dynamic technology space where forecasting financial performance for multi-year periods is very challenging due to a constantly changing landscape and market.
The revenue and AFFO/Share goals were set as described above under “Annual Incentive Compensation,” and performance against the goals was similarly adjusted.
In Feb. 2022, the Talent, Culture and Compensation Committee certified that we achieved adjusted revenues of approximately $6.578 million and adjusted AFFO/Share of approximately $26.97 for 2021. The certification of this performance resulted in the Financial Performance-Based Awards being earned at 115% of the target award. Consequently, 50% of the earned shares awarded vested upon certification, with the remaining shares vesting in equal 25% increments on Feb. 15, 2023 and Feb. 15, 2024, respectively.
TSR Performance-Based Awards
The number of shares to be earned under the TSR Performance-Based Awards will be determined based on the TSR of Equinix’s common stock (“EQIX”) as measured against the TSR of the Russell 1000 over a three-year performance period, calculated using the 30-day trading averages for both EQIX and the Russell 1000 prior to the start (Jan. 1, 2021) and the end (Dec. 31, 2023) of the performance period. The number of RSUs vesting under the TSR Performance-Based Awards scale up or down such that the target shares increase or decrease by 2% for every 1% that Equinix’s

Equinix 2022 PROXY STATEMENT	Compensation	42
TSR exceeds or falls below the Russell 1000. The maximum number of shares that can be earned under this award is 200% of target. Vesting will occur in early 2024 upon certification by the Talent, Culture and Compensation Committee of actual TSR for the performance period, subject to the recipient’s continued service through the vesting date.
In January 2021, the Talent, Culture and Compensation Committee certified performance under the TSR
Performance-Based Awards that measured the TSR of EQIX against the TSR of the Russell 1000 over the three-year performance period ending December 31, 2021. EQIX outperformed the Russell 1000 by 38.57% over the performance period resulting in a payout of 177.14% of the target number of shares for each of our named executive officers as follows:

	Release Date	TSR Award Shares Earned for 2019-2021 Performance Period
Names
Charles Meyers	01/18/2022	10,392
Keith Taylor	01/18/2022	4,518
Sara Baack(1)	01/18/2022	2,711
Mike Campbell	01/18/2022	3,072
Brandi Galvin Morandi	01/18/2022	3,162
Karl Strohmeyer	01/18/2022	3,388

(1)
Per Ms. Baack’s separation agreement, she vested in this award prior to her leaving Equinix.

Service-Based Awards
The Service-Based Awards granted in 2021 are scheduled to vest in three equal tranches on the first trading day that coincides with or follows Jan. 15th in each of 2022, 2023 and 2024, subject to the recipient’s continued service on each vesting date.
Severance, Change-In-Control and Other Post-Employment Programs
As described in detail under “Potential Payments Upon Termination or Change-In-Control” in this proxy statement, we entered into a severance agreement as a part of each named executive officer’s offer of employment which provides for a cash severance payment and benefits in the event his or her employment is terminated for any reason other than cause or he or she voluntarily resigns under certain circumstances as described in the agreement. In the case of Mr. Meyers, Mr. Taylor, and Ms. Morandi, these agreements provide for severance payments and benefits if a qualifying termination of employment occurs, including in connection with a change-in-control. In the case of Mr. Campbell, Mr. Strohmeyer and Ms. Baack, these agreements provide for severance payments and benefits only if a qualifying termination of employment occurs in connection with a change-in-control.
Pursuant to the 2020 Equity Incentive Plan, upon a change-in-control of Equinix, if the surviving corporation refuses to assume outstanding equity awards or replace them with comparable awards, each equity award will become fully vested. All RSU awards granted to our named executive officers are subject to double trigger accelerated vesting in connection with a qualifying termination of employment after a change-in-control of Equinix. These benefits are a competitive element of executive recruitment and compensation and allow for a temporary source of income in the event of an executive officer’s involuntary termination of employment. In addition, in the case of executive officers with agreements that provide for payments or benefits contingent on a change-in-control, the program is also designed to keep these executive officers focused on a transaction designed to benefit stockholders, even if a job loss may result. In connection with Ms. Baack’s transition from her role of executive officer and chief product officer in Sept. 2021 and subsequent termination of employment from Equinix in Mar. 2022, she did not receive benefits under her severance agreement described above, but instead received certain other termination payments and benefits, as described in detail under “Potential Payments Upon Termination or Change-In-Control” in this proxy statement.
Benefits and Perquisites
Retirement, life, health and other welfare benefits at Equinix are the same for all eligible employees, including the named executive officers, and are designed to be aligned to our competitive market. Equinix shares the cost of health and welfare benefits with all of our eligible employees and offers an employer matching contribution to participant contributions to our 401(k) plan, for which all employees, including the named executive officers, are eligible. In 2021, the maximum match was $8,550. In addition, the Talent, Culture and Compensation Committee has approved an Executive Physical Program to proactively manage health risks for our executive officers.
In connection with his appointment as chief executive officer and president and to facilitate his relocation to our corporate headquarters located in Redwood City, CA, Mr Meyers was reimbursed for certain expenses

Equinix 2022 PROXY STATEMENT	Compensation	43
related to travel to our headquarters pending his permanent move. In 2021, our named execuitve officers had family accompany them to certain company events in limited circumstances. Certain of our named executive officers are offered Global Services membership with United Airlines at no additional cost to Equinix.
None of our named executive officers received tax gross-ups or other amounts during 2021 for the payment of taxes in connection with any compensation payments.
For a complete summary of perquisites received by the named executive officers in 2021, see the 2021 Summary Compensation Table elsewhere in this proxy statement.

TAX AND ACCOUNTING CONSIDERATIONS
Tax Considerations
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) places a limit of $1 million on the amount of compensation that we may deduct for federal income tax purposes in any one year with respect to certain “covered employees,” including our chief executive officer, chief financial officer and three other most highly compensated executive officers, as well as any individual who was a covered employee for 2017 or any subsequent calendar year.
While the Talent, Culture and Compensation Committee may consider tax deductibility as one of several relevant factors in determining executive compensation, to maintain flexibility in compensating our named executive officers, the Talent, Culture and Compensation
Committee has not adopted a policy requiring all compensation to be deductible, and due to the current Section 162(m) limit, a majority of the amounts payable under our executive compensation arrangements will generally not be tax deductible.
Accounting Considerations
Base salary and annual incentive compensation are recorded as an expense for financial reporting purposes by Equinix over the period the services are rendered by the individual employees. In terms of long-term equity compensation, the fair value of RSU awards, determined as of their grant date, is amortized as an expense for financial reporting purposes over the awards’ vesting period.

Talent, Culture and Compensation Committee Report
Equinix’s Talent, Culture and Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Talent, Culture and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K.
The Talent, Culture and Compensation Committee:
Irving Lyons III, Chairperson
Nanci Caldwell
Sandra Rivera

Equinix 2022 PROXY STATEMENT	Compensation	44
Executive compensation tables and related information
SUMMARY COMPENSATION TABLE
The following table sets forth the compensation awarded to, earned by, or paid to each individual who served as Equinix’s “principal executive officer” or Equinix’s “principal financial officer” during the fiscal year, and Equinix’s three other most highly compensated executive officers for the fiscal year (collectively, our “named executive officers”).

Name and Principal Position	Year	Salary(1) ($)	Bonus ($)	Stock Awards(2)(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5)(6) ($)	Total ($)
Charles Meyers Chief Executive Officer & President	2021	1,050,000	—	22,150,441	256	47,496	23,248,193
	2020	1,048,654	—	24,748,074	605	38,935	25,836,268
	2019	1,000,000	—	15,477,843	59	211,601	16,689,562
Keith Taylor Chief Financial Officer	2021	680,000	—	8,023,062	544	8,550	8,712,156
	2020	680,000	—	8,524,885	82	12,045	9,217,012
	2019	680,000	—	6,912,204	208	73,487	7,666,107
Sara Baack(7) Former Chief Product Officer	2021	500,000	—	5,130,510	64	14,550	5,645,124
	2020	499,058		5,970,252	355	7,706	6,477,371
	2019	352,692	—	5,606,481	506	46,044	6,006,229
Mike Campbell(8) Chief Sales Officer	2021	527,000	—	5,102,237	252	7,269	5,636,758
Brandi Galvin Morandi Chief Legal & Human Resources Officer	2021	619,308	—	6,133,554	417	5,948	6,759,227
	2020	598,385		5,835,919	299	5,970	6,440,573
	2019	534,615	—	5,846,224	308	46,146	6,427,619
Karl Strohmeyer Chief Customer & Revenue Officer	2021	635,000	—	7,558,726	581	8,550	8,202,857
	2020	634,058		7,312,971	132	8,800	7,955,961
	2019	575,769	—	8,359,947	27	62,331	8,998,101

(1)
Reflects calendar year amount paid in 2021.

(2)
Reflects the aggregate grant date fair value of stock awards granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. For 2021, includes the following stock awards granted to our named executive officers: (a) performance-based stock awards tied to revenue and AFFO/Share performance for fiscal 2021, for which the amounts in this column were determined assuming earning of 100% of the maximum grant date fair value, which was determined to be the probable outcome at the time of grant; (b) performance-based stock awards tied to relative Total Stockholder Return (TSR), for which the amounts in this column represent the grant date fair value estimated using Monte Carlo simulations of the variables over the three-year performance period for such awards; (c) service-based stock awards; and (d) performance-based bonus awards earned under the 2021 annual incentive plan and required to be paid in the form of fully vested RSUs, for which the amounts in this column represent a payout at 100% of the target bonus for each named executive officer (except for any fractional RSUs that were paid in cash, the dollar amount of which is shown in the “Non-Equity Incentive Plan Compensation” column) as described in footnote 4. See Note 13 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on Feb. 18, 2022, for a discussion of the assumptions made by Equinix in determining the values of our equity awards.

(3)
Amounts for 2020 include Special Service-Based Awards awarded to named executive officers as disclosed in further detail in our 2021 proxy statement filed with the Securities and Exchange Commission on April 13, 2021.

(4)
The 2021 annual incentive plan provided for payment of bonuses based on performance, and as in recent years, amounts earned by the named executive officers were required to be paid in fully vested RSUs (with any fractional RSUs being paid in cash), rather than payment of the entire bonus in cash. The portion of the bonus payable in the form of RSUs that was earned under the 2021 annual incentive plan is included in the “Stock Awards” column for 2021 and the cash amount paid in respect of fractional RSUs is included in the “Non-Equity Incentive Plan Compensation” column for 2021. On Feb. 23, 2022, the Talent, Culture and Compensation Committee determined that the bonuses under the 2021 annual incentive plan for the named executive officers would be paid at 100% of target based on actual performance in the following amounts: $1,575,000 (Meyers), $748,000 (Taylor), $450,000 (Baack), $474,300 (Campbell), $620,000 (Morandi) and $635,000 (Strohmeyer). The portion of these bonus amounts that was paid in fully vested RSUs is included in the “Stock Awards” column for 2021 (with the dollar value of any fractional RSUs that were paid in cash shown in the “Non-Equity Incentive Compensation” column). On Mar. 10, 2022, the following number of fully vested RSUs was issued to each named executive officer in payment of the 2021 bonus awards: 2,229 (Meyers), 1,058 (Taylor), 671 (Campbell), 877 (Morandi) and 898 (Strohmeyer) (as determined by dividing the applicable dollar value of the bonus award by the closing price of our common stock on Mar. 10, 2022). On Mar. 1, 2022, Ms. Baack was issued 633 fully vested RSUs in payment of her 2021 bonus award in accordance with her separation agreement

Equinix 2022 PROXY STATEMENT	Compensation	45
with the company and as determined by dividing the applicable dollar value of the bonus award by the closing price of our common stock on Mar. 1, 2022. The performance criteria and other terms of the 2021 annual incentive plan are discussed in greater detail in “Compensation Discussion and Analysis” in this proxy statement.
(5)
Amounts include matching contributions made by Equinix to the named executive officers’ respective 401(k) plan accounts. All Equinix U.S. employees are eligible for our 401(k) plan matching program. For Mr. Meyers in 2019, 2020, 2021 includes reimbursement for certain expenses totaling approximately $81,314, $28,853 and $34,296, respectively, relating to travel to our headquarters in Redwood City, CA pending his permanent relocation. For 2019 and 2020 it includes benefits under the executive physical program for Mr. Meyers. Mr. Meyers had family accompany him in travel and/or to certain company events in limited circumstances at no additional incremental cost to Equinix in 2019, 2020 and 2021. Also includes spousal travel to a company-sponsored events in 2019 and 2021 for Mr. Meyers and use of the Equinix owned stadium suite for personal purposes in 2021. For other individuals, the amount shown excludes personal benefits totaling less than $10,000.

(6)
On Feb. 26, 2020, the Talent, Culture and Compensation Committee approved that the bonus targets were met under the 2019 annual incentive plan. On Mar. 13, 2020, the day the bonuses were deemed earned and paid, we converted the cash bonus of each of the named executive officers into a fully vested RSU award by dividing the bonus amount by the Equinix closing stock price on Mar. 13, 2020, which was $621.09. On the subsequent trading day, Mar. 16, 2020, depending on each named executive officer’s election, the shares were sold, either in whole or in part, according to planned selling and/or to cover the related tax withholding obligation. Due to the unprecedented volatility in the stock market resulting from the COVID-19 pandemic, the Equinix share price on Mar. 16, 2020, ranged from $530 to $586.28 resulting in an immediate loss to the named executive officers to a degree not foreseen when the Talent, Culture and Compensation Committee adopted the 2019 annual incentive plan and determined to pay incentives in RSUs, rather than cash. In recognition of the uniquely challenging time, the Talent, Culture and Compensation Committee approved one-time cash payments equal to the price differential between the stock price on Mar. 13, 2020 ($621.09), and the price at which shares were sold on Mar. 16, 2020, for each of the shares sold on behalf of the named executive officers and other employees who received RSUs in lieu of cash under the 2019 annual incentive plan. These one-time payments are included in the 2019 totals for the named executive officers and were as follows: $113,907 (Meyers), $65,237 (Taylor), $37,794 (Baack), $39,064 (Morandi), $54,081 (Strohmeyer).

(7)
In Sept. 2021, Equinix entered into a retention and separation agreement with Sara Baack, chief product officer of the Company. Pursuant to the terms of that retention and separation agreement, Ms. Baack transitioned from her role of executive officer and chief product officer as of Sept. 24, 2021. Ms. Baack continued to serve in an advisory capacity to Equinix’s chief executive officer until Mar. 2022 but has since left Equinix. Ms. Baack is included in this CD&A as a named executive officer as required by Regulation S-K, Item 402. For 2021 and in connection with her separation agreement, Ms. Baack was reimbursed for attorneys’ fees totaling $6,000. This amount is included in All Other Compensation.

(8)
Mr. Campbell was not a named executive officer in 2019 or 2020.

Equinix has not entered into employment agreements with any of the named executive officers, other than at-will offer letters. Equinix has entered into severance agreements pursuant to which each named executive officer is entitled to cash severance upon certain terminations of employment, and our named executive officers are also entitled to equity vesting acceleration benefits in connection with certain terminations of employment and a change-in-control of Equinix, as well as if, in a change-in-control, the surviving corporation refuses to assume outstanding equity awards or replace them with comparable awards. See the section entitled “Potential Payments upon Termination or Change-in-Control” elsewhere in this proxy statement for detailed information.
Equinix does not have defined benefit pension plans or non-qualified deferred compensation plans for the named executive officers.

Equinix 2022 PROXY STATEMENT	Compensation	46
2021 GRANTS OF PLAN-BASED AWARDS
The table below sets forth each non-equity incentive plan award and equity award granted to Equinix’s named executive officers during or in respect of fiscal year 2021 (with the exception of RSUs granted in payment of our 2020 annual incentive plan bonuses which were previously disclosed in the 2020 Grants of Plan-Based Awards table in our 2021 proxy statement).
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Stock Awards(2) ($)
Name	Grant Date	Approval Date	Target/Maximum(1) ($)	Threshold (#)	Target (#)	Maximum (#)
Charles Meyers	02/18/2021(3)	02/18/2021		—	11,129	13,354		9,154,968
	02/18/2021(4)	02/18/2021		1,113	5,564	11,129		3,791,817
	02/18/2021(5)	02/18/2021					11,128	7,628,912
	03/10/2022(6)	02/23/2022					2,229	1,574,744
Keith Taylor	02/18/2021(3)	02/18/2021		—	3,935	4,722		3,237,214
	02/18/2021(4)	02/18/2021		394	1,968	3,935		1,340,714
	02/18/2021(5)	02/18/2021					3,935	2,697,679
	03/10/2022(6)	02/23/2022					1,058	747,456
Sara Baack	02/18/2021(3)	02/18/2021		—	2,532	3,038		2,082,731
	02/18/2021(4)	02/18/2021		253	1,266	2,532		862,690
	02/18/2021(5)	02/18/2021					2,531	1,735,152
	03/01/2022(6)	02/23/2022					633	449,936
Mike Campbell	02/18/2021(3)	02/18/2021		—	2,503	3,004		2,059,422
	02/18/2021(4)	02/18/2021		250	1,252	2,503		852,810
	02/18/2021(5)	02/18/2021					2,503	1,715,957
	03/10/2022(6)	02/23/2022					671	474,048
Brandi Galvin Morandi	02/18/2021(3)	02/18/2021		—	2,983	3,579		2,453,619
	02/18/2021(4)	02/18/2021		298	1,491	2,982		1,016,012
	02/18/2021(5)	02/18/2021					2,982	2,044,340
	03/10/2022(6)	02/23/2022					877	619,583
Karl Strohmeyer	02/18/2021(3)	02/18/2021		—	3,745	4,494		3,080,907
	02/18/2021(4)	02/18/2021		374	1,872	3,745		1,275,978
	02/18/2021(5)	02/18/2021					3,745	2,567,422
	03/10/2022(6)	02/23/2022					898	634,419

(1)
Our 2021 annual incentive plan provided for payment of bonuses based on the achievement by Equinix of the revenue and AFFO/Share goals in its 2021 operating plan with amounts earned by the named executive officers to be paid in the form of fully vested RSUs and any fractional shares being paid in cash. Because each individual’s target bonus is a specified percentage of base salary, the target bonus amount is based on the annual base salary in effect at the end of the year when bonuses are calculated. On Feb. 23, 2022, the Talent, Culture and Compensation Committee determined that the bonuses under the 2021 annual incentive plan for the named executive officers would be paid at 100% of target based on actual performance. For Mr. Meyers, Mr. Taylor, Mr. Campbell, Ms. Morandi and Mr. Strohymeyer, the amounts shown in the “All Other Stock Awards” column of this table include the number of RSUs that were issued on Mar. 10, 2022, with respect to the bonuses earned under our 2021 annual incentive plan (as determined by dividing the applicable dollar value of the bonus award by the closing price of our common stock on Mar. 10, 2022, of $706.48, rounded down to the nearest whole share). For Ms. Baack, the amount shown in the “All Other Stock Awards” column of this table include the number of RSUs that were issued on Mar. 1, 2022, with respect to the bonus earned under our 2021 annual incentive plan as determined under our 2021 annual incentive plan (as determined by dividing the applicable dollar value of the bonus award by the closing price of our common stock on Mar. 1, 2022 of $710.80, rounded down to the nearest whole share). Additional information on the payment of the 2021 annual incentive plan bonuses is set out in footnote 4 to the Summary Compensation Table and footnote 6 to this table.

(2)
The amounts in this column represent the aggregate grant date fair value of the equity awards calculated in accordance with FASB ASC Topic 718. See footnote 2 to the Summary Compensation Table. Also see Note 13 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on Feb. 18, 2022, for a discussion of the assumptions made by Equinix in determining the grant date fair values of our equity awards.

(3)
These are performance-based RSUs eligible to be earned based on revenue and AFFO/Share goals for fiscal 2021. None of these RSUs would be earned unless Equinix achieved greater than 95% of revenue and AFFO/Share goals for 2021, with the actual number of RSUs (ranging from the “threshold” to the “maximum” amounts in the table) based on the extent to which Equinix achieved the goals. The earned RSUs would then vest, subject to continued service as follows: 50% in Feb. 2022 and an additional 25% in each of Feb. 2023 and Feb. 2024. As further described in “Compensation Discussion and Analysis” above, in Feb. 2022, our Talent, Culture and Compensation Committee determined that the number of RSUs earned was at 115% of the target level, based on our achievement of our 2021 revenue and AFFO/Share goals. These RSUs were granted under our 2020 Equity Incentive Plan.

Equinix 2022 PROXY STATEMENT	Compensation	47
(4)
These are performance-based RSUs eligible to be earned based on relative TSR over a three-year period. The RSUs may be earned based on achievement of relative TSR for the three-year period from 2021 through 2023, as further described above in “Compensation Discussion and Analysis.” The extent to which these RSUs are earned will be determined in early 2024, at which time they will vest to the extent earned. These RSUs were granted under our 2020 Equity Incentive Plan.

(5)
These service-based RSUs vest over three years in equal annual installments on Jan. 15 (or next subsequent trading day) of each of 2022, 2023 and 2024. These RSUs were granted under our 2020 Equity Incentive Plan.

(6)
Amounts in this row reflect the bonus awards payable in the form of fully vested RSUs granted under the 2021 annual incentive plan, as further explained in footnote 1 to this table and in footnote 4 to the Summary Compensation Table. The Grant Date of Mar. 10, 2022, shown is the date on which RSUs were issued to each named executive officer (with the exception of Ms. Baack) in payment of their 2021 bonus awards (with any fractional RSUs paid in cash), as approved by the Talent, Culture and Compensation Committee. Ms. Baack’s issuance occurred on Mar. 1, 2022 prior to her termination on Mar. 2, 2022. The Approval Date of Feb. 23, 2022 shown is the date on which the Talent, Culture and Compensation Committee determined that the bonuses under the 2021 annual incentive plan for the named executive officers would be paid at 100% of target. These RSUs were granted under our 2020 Equity Incentive Plan.

Equinix 2022 PROXY STATEMENT	Compensation	48
OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END
The following table sets forth information regarding all unvested stock awards held by each of our named executive officers as of Dec. 31, 2021. None of our named executive officers held outstanding stock options at Dec. 31, 2021.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Charles Meyers	3,344(2)	2,828,489
	5,772(3)	4,882,188
	12,798(4)	10,825,060
	3,911(5)	3,308,080
	7,620(6)	6,445,301
	11,128(7)	9,412,508
	10,392(8)	8,789,969
			11,431(9)	9,668,797
			11,129(10)	9,413,353
	1,983(12)	1,677,301
Keith Taylor	1,453(2)	1,229,006
	2,003(3)	1,694,218
	4,525(4)	3,827,426
	1,700(5)	1,437,928
	2,645(6)	2,237,247
	3,935(7)	3,328,380
	4,518(8)	3,821,505
			3,968(9)	3,356,293
			3,935(10)	3,328,380
	476(12)	402,620
Sara Baack(13)	872(2)	737,573
	1,401(3)	1,185,022
	2,912(4)	2,463,086
	1,020(5)	862,757
	1,850(6)	1,564,804
	2,531(7)	2,140,821
	2,711(8)	2,293,072
			2,776(9)	2,348,052
			2,532(10)	2,141,667
	874(11)	739,264
	396(12)	334,953
Mike Campbell	988(2)	835,690
	1,220(3)	1,031,925
	2,878(4)	2,434,328
	1,156(5)	977,791
	1,611(6)	1,362,648
	2,503(7)	2,117,138
	3,072(8)	2,598,421
			2,417(9)	2,044,395
			2,503(10)	2,117,138
	396(12)	334,953

Equinix 2022 PROXY STATEMENT	Compensation	49
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(1) ($)
Brandi Galvin Morandi	1,017(2)	860,219
	1,338(3)	1,131,734
	3,430(4)	2,901,231
	1,190(5)	1,006,550
	1,767(6)	1,494,599
	2,982(7)	2,522,295
	3,162(8)	2,674,546
			2,652(9)	2,243,168
			2,982(10)	2,522,295
	769(11)	650,451
	396(12)	334,953
Karl Strohmeyer	1,089(2)	921,120
	1,725(3)	1,459,074
	4,306(4)	3,642,187
	1,275(5)	1,078,446
	2,277(6)	1,925,978
	3,745(7)	3,167,671
	3,388(8)	2,865,706
			3,416(9)	2,889,389
			3,745(10)	3,167,671
	2,307(11)	1,951,353
	396(12)	334,953

(1)
Computed in accordance with Securities and Exchange Commission rules as the number of unvested units (which include accrued dividend equivalent units) multiplied by the closing price of Equinix’s common stock on the last trading day at the end of the 2021 fiscal year, which was $845.84 on Dec. 31, 2021. The actual value realized by the officer will depend on whether the award vests and the future performance of Equinix’s common stock.

(2)
These performance-based units were granted in fiscal 2019 and were eligible to be earned depending on whether and to what extent Equinix achieved both its 2019 revenue and AFFO goals. These share numbers reflect the maximum amount actually earned for performance during fiscal 2019, as determined in Feb. 2020, with 50% of the RSUs vesting in Feb. 2020 and 25% of the RSUs vesting in each of Feb. 2021 and Feb. 2022.

(3)
These performance-based units were granted in fiscal 2020 and were eligible to be earned depending on whether and to what extent Equinix achieved both its 2020 revenue and AFFO/Share goals. These share numbers reflect the maximum amount actually earned for performance during fiscal 2020, as determined in Feb. 2021, with 50% of the RSUs vesting in Feb. 2021 and 25% of the RSUs vesting in each of Feb. 2022 and Feb. 2023.

(4)
These performance-based units were granted in fiscal 2021 and were eligible to be earned depending on whether and to what extent Equinix achieved both its 2021 revenue and AFFO/Share goals. These share numbers reflect the maximum amount actually earned for performance during fiscal 2021, as determined in Feb. 2022, with 50% of the RSUs vesting in Feb. 2022 and 25% of the RSUs vesting in each of Feb. 2023 and Feb. 2024.

(5)
These service-based units were granted in fiscal 2019 and vest, subject to continuous service throughout the vesting period, in three equal annual installments on Jan. 15 of each of 2020, 2021 and 2022.

(6)
These service-based units were granted in fiscal 2020 and vest, subject to continuous service throughout the vesting period, in three equal annual installments on Jan. 15 of each of 2021, 2022 and 2023.

(7)
These service-based units were granted in fiscal 2021 and vest, subject to continuous service throughout the vesting period, in three equal annual installments on Jan. 15 of each of 2022, 2023 and 2024.

(8)
These performance-based units were granted in fiscal 2019 and were eligible to be earned depending on meeting a relative TSR goal for the three-year period ending Dec. 31, 2021.The share numbers in this table represent the number of units that were earned based on actual TSR performance for this period which reflects a payout at 177.14% of the target level as determined by our Talent, Culture and Compensation Committee on Jan. 13, 2022. The units vested on Jan. 15, 2022.

(9)
These performance-based units were granted in fiscal 2020 and were eligible to be earned depending on meeting a relative TSR goal for the three-year period ending Dec. 31, 2022. The share numbers in this table represent the maximum potential payout. The units, to the extent earned, will vest in early 2023 upon determination by our Talent, Culture and Compensation Committee.

(10)
These performance-based units were granted in fiscal 2021 and were eligible to be earned depending on meeting a relative TSR goal for the three-year period ending Dec. 31, 2023. The share numbers in this table represent the maximum potential payout. The units, to the extent earned, will vest in early 2024 upon determination by our Talent, Culture and Compensation Committee.

Equinix 2022 PROXY STATEMENT	Compensation	50
(11)
These service-based units were granted in fiscal 2019 and vest, subject to continuous service throughout the vesting period, in six equal semiannual installments on Mar. 1 and Sept. 1 of each of 2020, 2021 and 2022.

(12)
These service-based units were granted in fiscal 2020 and vest, subject to continuous service throughout the vesting period, in six equal semiannual installments on Mar. 1 and Sept. 1 of each of 2021, 2022 and 2023.

(13)
Awards granted to Ms. Baack that were scheduled to vest after Mar. 02, 2022, were forfeited upon her termination of employment from Equinix. In total, 10,777 shares were forfeited.

Equinix 2022 PROXY STATEMENT	Compensation	51
2021 OPTION EXERCISES AND STOCK VESTED
The following table shows the number of RSUs that vested during fiscal year 2021 including the fully vested RSUs issued in payment of the 2020 annual incentive plan awards. None of our named executive officers acquired shares upon exercise of options during fiscal year 2021.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Charles Meyers	29,760	21,424,300
Keith Taylor	13,250	9,445,829
Sara Baack	9,144	6,574,426
Mike Campbell	8,519	6,078,738
Brandi Galvin Morandi	9,826	7,013,746
Karl Strohmeyer	12,312	8,788,659

(1)
Value realized is based on the fair market value of our common stock on the vesting date, multiplied by the number of shares or units vested, along with any accrued dividend equivalents, and does not necessarily reflect proceeds actually received by the named executive officer.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Severance Agreements
We have entered into severance agreements with each of our named executive officers. Under their severance agreements, Messrs. Meyers and Taylor and Ms. Morandi are entitled to benefits if Equinix terminates their employment for any reason other than cause or if they voluntarily resign for good reason. To receive severance benefits following a change-in-control, Messrs. Meyers and Taylor and Ms. Morandi may not resign for good reason for a four-month period. This “stay-put” clause was requested by the Talent, Culture and Compensation Committee to ensure that the named executive officers stay to assist with any transition after a change-in-control. The severance agreements with our other named executive officers also contain stay-put clauses. The other named executive officers are entitled to severance benefits only if Equinix terminates their employment for any reason other than cause within 12 months after a change-in-control or if they resign for good reason during the period beginning four months after a change-in-control and ending 12 months after a change-in-control.
In the event of a termination by Equinix without cause or resignation for good reason, in either case, absent a change-in-control, the severance agreements for Messrs. Meyers and Taylor and Ms. Morandi provide for the following benefits if the officer signs a general release of claims:
•
A lump sum severance payment equal to 100% of the officer’s annual base salary and target bonus (at the annual rate in effect immediately prior to the actions that resulted in the qualifying termination).

•
If the officer elects to continue health insurance coverage under COBRA, then Equinix will pay the officer’s monthly premium under COBRA for up to the 12-month period following cessation of the officer’s employment.
Under the severance agreements for all named executive officers, if (i) a change-in-control of Equinix occurs and (ii) the officer incurs either an involuntary termination without cause at any time within 12 months following the change-in-control or a resignation for good reason at any time between the date that is four months following the change-in-control and the date that is 12 months following the change-in-control, provided that any such resignation occurs within 18 months following the initial existence of the event constituting good reason, then the officer will receive the following benefits if the officer signs a general release of claims:
•
A lump sum severance payment equal to 200% of the officer’s annual base salary and target bonus (at the annual rate in effect immediately prior to the actions that resulted in the qualifying termination).

•
If the officer elects to continue health insurance coverage under COBRA, then Equinix will pay the officer’s monthly premium under COBRA for up to the 24-month period following cessation of the officer’s employment.

In addition, for qualifying terminations following a change-in-control, the named executive officers may be eligible for accelerated vesting of equity awards as described below under “Equity Vesting Acceleration.”
The severance agreements also contain non-solicitation, non-competition (during employment with Equinix), cooperation and non-disparagement covenants.

Equinix 2022 PROXY STATEMENT	Compensation	52
The severance agreements were entered into with the named executive officers in Oct. 2019 and have a 3-year term ending in Oct. 2022, subject to automatic renewal for additional 3-year periods unless either party gives at least 6 months’ advance notice of nonrenewal, and none of them provide for tax gross-ups.
The following definitions are used in the severance agreements with our named executive officers:
•
In the case of Messrs. Meyers and Taylor and Ms. Morandi, “good reason” for purposes of their severance agreements means:

•
a material diminution in the officer’s authority, duties or responsibilities;

•
a material reduction in the officer’s level of compensation (including base salary and target bonus) other than pursuant to a company-wide reduction of compensation where the reduction applicable to the officer is substantially equal, on a percentage basis, to the reduction of the other executive officers; or

•
a relocation of the officer’s place of employment by more than 30 miles without the officer’s consent.

•
In the case of the other named executive officers, “good reason” for purposes of their severance agreements means:

•
a material diminution in the officer’s authority, duties or responsibilities, provided, however, if by virtue of Equinix being acquired and made a division or business unit of a larger entity following a change-in-control, the officer retains substantially similar authority, duties or responsibilities for such division or business unit of the acquiring corporation, but not for the entire acquiring corporation, such reduction in authority, duties or responsibilities shall not constitute good reason;
•
a 10% or greater reduction in the officer’s average level of compensation over the prior three calendar years, determined based on average of annual total direct compensation (meaning total target cash compensation (annual base salary plus target annual cash incentives)) for the prior three calendar years; or

•
a relocation of the officer’s place of employment by more than 30 miles without the officer’s consent.

•
“Cause” for purposes of the severance agreements with all named executive officers means the officer’s unauthorized use or disclosure of trade secrets which causes material harm to Equinix, the officer’s conviction of, or a plea of “guilty” or “no contest” to a felony or the officer’s gross misconduct.

•
The definition of “change-in-control” in the severance agreements with our named executive officers is the same definition as in our 2020 Equity Incentive Plan, described below.

The following table estimates the amount of compensation and benefits payable to each of our named executive officers (other than Ms. Baack) under the severance agreements described above as if their employment terminated upon a qualifying termination on Dec. 31, 2021, the last business day of the last fiscal year. Because Ms. Baack was no longer serving as a named executive officer as of Dec. 31, 2021, her actual termination payments are described in the section below the following table.

Equinix 2022 PROXY STATEMENT	Compensation	53
	Involuntary Termination Absent Change-In-Control(1)				Involuntary Termination Following Change-In-Control(2)
Name	Base Salary Severance(3) ($)	Bonus Severance(3) ($)	COBRA Premiums(4) ($)	Total ($)	Base Salary Severance(3) ($)	Bonus Severance(3) ($)	COBRA Premiums(5) ($)	Total ($)
Charles Meyers	1,050,000	1,575,000	45,925	2,670,925	2,100,000	3,150,000	91,850	5,341,850
Keith Taylor	680,000	748,000	24,544	1,452,544	1,360,000	1,496,000	49,088	2,905,088
Mike Campbell	—	—	—	—	1,054,000	948,600	48,190	2,050,790
Brandi Galvin Morandi	620,000	620,000	22,988	1,262,988	1,240,000	1,240,000	45,976	2,525,976
Karl Strohmeyer	—	—	—	—	1,270,000	1,270,000	91,850	2,631,850

(1)
Assumes a qualifying voluntary resignation for good reason or involuntary termination of employment for any reason other than cause, in either case, absent a change-in-control of Equinix.

(2)
Assumes a change-in-control of Equinix followed by a qualifying voluntary resignation for good reason or involuntary termination of employment for any reason other than cause. Excludes accelerated vesting for a qualifying termination following a change-in-control under our equity award documents, as described below.

(3)
The amounts in these columns are based on the officer’s 2021 base salary at the rate in effect at year-end.

(4)
The amounts in this column represent the cost of the executive’s monthly health care premium under COBRA for a 12-month period.

(5)
The amounts in this column represent the cost of the executive’s monthly health care premium under COBRA for a 24-month period.

As previously noted, in Sept. 2021, Equinix entered into a retention and separation agreement (the “Separation Agreement”) with Sara Baack, pursuant to which Ms. Baack transitioned from her position as executive officer and chief product officer as of Sept. 24, 2021 (the “Transition Date”) to serving in an advisory capacity to Equinix’s chief executive officer (the “Transition Services”). She terminated employment from Equinix on Mar. 2, 2022 (the “Separation Date”). The material terms of the Separation Agreement were as follows:
•
Under the Separation Agreement, Equinix agreed to pay Ms. Baack her regular salary and benefits for the Transition Services during the period from her Transition Date to her Separation Date (the “Transition Period”). Equinix also agreed to make a lump-sum separation payment of $500,000 and to pay 100% of her target annual incentive plan bonus for 2021 upon successful completion of the Transition Period, which amounts were subject to forfeiture if Ms. Baack terminated employment prior to Mar. 2, 2022 for any reason other than death or disability.

•
By virtue of the terms of her existing equity award agreements, Ms. Baack continued to vest in her outstanding equity awards which had vesting dates during the Transition Period and such awards were settled in accordance with the settlement provisions contained in the respective award agreements, including performance conditions with respect to performance-based RSUs. None of Ms. Baack’s unvested outstanding equity awards were accelerated; therefore, the portions of her awards that were not vested as of the Separation Date were forfeited.

•
Ms. Baack was entitled to continued participation in Equinix’s group health plan until Mar. 31, 2022 under terms generally available to other salaried employees, and will receive Company-paid health plan coverage via the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) from such date through the earliest of: (1) Dec. 31, 2022, (2) the expiration of her continuation coverage under COBRA, or (3) her eligibility for group health plan coverage offered by a subsequent employer or the employer of her spouse or domestic partner. Equinix agreed to reimburse Ms. Baack for any attorneys’ fees incurred by her in connection with the negotiation of the Separation Agreement up to $7,500.

•
Ms. Baack agreed to keep information concerning the Company confidential and to remain bound by the Proprietary Information and Invention Agreement or Confidential Information and Non-Disclosure Agreement she had previously entered into. She agreed at all times during her employment with the Company, including during the Transition Period, not to engage in any other employment, occupation, consulting or other business activity which is adverse to or competes with the business of the Company, nor to engage in any business activities that conflict with her duties and obligations to the Company.

•
The Separation Agreement provided for a general release by Ms. Baack of any and all claims that she may have against Equinix.

The table below shows the compensation that Ms. Baack received in connection with her separation from service from Equinix, taking into consideration the circumstances of her departure (not for cause) and payments that she received, or could receive in the future relating to health care benefits, under the various agreements described above.

Equinix 2022 PROXY STATEMENT	Compensation	54
Payment and Benefits	Amount ($)
Cash Payments and Annual Incentive Bonus
Salary(1)	111,538
Cash Severance Payment	500,000
2021 Annual Incentive Plan Bonus(2)	450,000
Equity Value
RSUs(3)	2,552,915
Performance-Based RSUs(4)	4,247,264
Benefits and Perquisites
Healthcare Benefits	0
Accrued Vacation Pay	60,000
Reimbursement of Attorneys’ Fees	6,000
Total	7,927,717

(1)
Salary is disclosed for the period from Jan. 1, 2022 through Ms. Baack’s termination date on Mar. 2, 2022 in payment for the Transition Services. Salary paid for the remainder of the Transition Period (from Sept. 24, 2021 through Dec. 31, 2021) is disclosed in the Summary Compensation Table.

(2)
Pursuant to the terms of the Separation Agreement, Ms. Baack was paid at 100% of her target annual incentive plan bonus for 2021. The value of the bonus award reflected here was delivered in the form of fully vested RSUs paid in shares with the number of shares calculated using a stock price of $710.80, which was the closing price of Equinix’s common stock on Mar. 1, 2022, the date the RSUs were issued. Cash was paid in lieu of any fractional shares.

(3)
The value shown represents the value of unvested RSUs that became vested under their original terms during the Transition Period, based on the closing price of Equinix’s common stock on Nasdaq on the respective vesting dates for the RSUs.

(4)
The value shown represents the value of unvested performance-based RSUs that became vested under their original terms during the Transition Period based on the closing price of Equinix’s common stock on Nasdaq on the respective vesting dates for the performance-based RSUs.

Equity Vesting Acceleration
Pursuant to the 2020 Equity Incentive Plan, upon a change-in-control of Equinix, if the surviving corporation refuses to assume outstanding equity awards or replace them with comparable awards, each equity award will become fully vested. All RSU awards granted to our named executive officers are also subject to double trigger accelerated vesting in connection with a change-in-control of Equinix, pursuant to which, if equity awards are assumed, named executive officers’ awards have the following provisions:
•
If the named executive officer’s employment is terminated without cause within 12 months after a change-in-control or in the event of a voluntary resignation for good reason during the period beginning four months after a change-in-control and ending 12 months after a change-in-control, provided that any such voluntary resignation occurs within 18 months following the initial existence of the event constituting good reason, then RSU awards will vest as to 100% of the target number of outstanding unvested portion of the RSU awards, including any dividend equivalents.

•
In the event of a change-in-control before the end of the performance period of the RSU awards based on financial performance, each such award shall no longer be dependent on achievement of the financial performance goals, but shall instead convert to a service-based award with 50% of the target number of RSUs under the award vesting on Feb. 15 of the following year and 25% vesting on each Feb. 15 thereafter.
•
Our performance-based RSUs dependent on TSR performance will be deemed to be earned at the change-in-control based on performance for a shortened period ending before the change-in-control, but subject to service-based vesting through the end of the original performance period.

•
RSU awards granted to our employees, including our named executive officers, shall vest as to the next unvested tranche of the award in the event of the death of the individual as a benefit to his or her estate; provided, however, in the case of performance RSUs, that the RSUs have been earned based on actual performance results, as certified by the Board or a committee thereof.

The following definitions apply to our named executive officers’ equity awards:
•
a “change-in-control” includes:

•
a merger of Equinix after which our stockholders own less than 50% of the surviving corporation or its parent company;

•
a sale of all or substantially all of our assets;

Equinix 2022 PROXY STATEMENT	Compensation	55
•
a proxy contest that results in the replacement of more than half of our directors over a 24-month period; or

•
an acquisition of 50% or more of our outstanding stock by any person or group, other than a person related to Equinix, such as a holding company owned by our stockholders.

The definitions of “cause” and “good reason” for purposes of the RSUs are generally the same as in the severance agreements described above.
We believe the provision for acceleration of equity awards in connection with employment terminations around a change-in-control protects the stockholders’ interests by encouraging our executive officers to continue to devote their attention to their duties and to facilitate an acquisition with minimized distraction, and by neutralizing bias the executive officers might have in evaluating acquisition proposals that could result in a loss of equity compensation. In addition, we believe that the events triggering payment, both a change-in-control and an involuntary or constructive termination of employment, and then only when there is no misconduct by the executive officer, are reasonable hurdles for the ensuing rewards. The following table estimates the value of the potential vesting acceleration of equity awards for each named executive officer in connection with a change-in-control of Equinix or qualifying termination of employment following a change-in-control. We have assumed for this purpose that both the change-in-control and termination of employment occurred on Dec. 31, 2021, the last business day of our last fiscal year.

Name	Vesting Upon Involuntary Termination Following a CIC(1)(2) ($)	Vesting if Equity Awards Not Assumed or Substituted Following a CIC(1)(2) ($)
Charles Meyers	67,248,509	67,248,509
Keith Taylor	24,661,311	24,661,311
Sara Baack(3)	16,809,378	16,809,378
Mike Campbell	15,853,579	15,853,579
Brandi Galvin Morandi	18,340,349	18,340,349
Karl Strohmeyer	23,403,547	23,403,547

(1)
“CIC” means a change-in-control of Equinix.

(2)
The value was calculated by multiplying the number of unvested awards as of Dec. 31, 2021, by $845.84, which was the closing price of Equinix’s common stock on Dec. 31, 2021, the last trading day of the year. For awards subject to meeting revenue and AFFO performance criteria for the year ended Dec. 31, 2021, the calculation of the unvested portion reflects the actual performance for such year at 115% of the target level. For awards subject to meeting a relative TSR goal for the three-year period ending Dec. 31, 2021, assumes the actual performance for such award at 177.14% of the target award. For awards subject to meeting relative TSR goals for the three-year periods ending Dec. 31, 2022, and Dec. 31, 2023, assumes the maximum amount would have been earned based on a shortened performance period ending Dec. 31, 2021, if a change-in-control had occurred at such time.

(3)
As mentioned above, Equinix entered into a retention and separation agreement with Sara Baack, pursuant to which she transitioned from her role of executive officer and chief product officer as of Sept. 24, 2021. Ms. Baack continued to serve in an advisory capacity to Equinix’s chief executive officer until Mar. 2022 but has since left Equinix. Although Ms. Baack remained eligible for the equity acceleration set forth in the table above as of Dec. 31, 2021, no accelerated vesting of her equity awards occurred in connection with her termination of employment in Mar. 2022.

Compensation policies and practices risk assessment
We conducted a risk assessment of our compensation programs and presented the results to our Talent, Culture and Compensation Committee. The Talent, Culture and Compensation Committee considered the findings of the assessment and agreed with management’s conclusion that our compensation programs do not create excessive or inappropriate risks for Equinix. Our assessment involved a review of our material compensation arrangements, policies and practices for the purpose of identifying inherent risks and program features that mitigate or eliminate those risks. Factors that support this conclusion include the following:
•
Overall mix of short- and long-term incentives, as well as a mix of fixed and variable compensation.

•
Base pay is fixed, and we consider the overall range of the market data, as well as the alignment of the position in the overall market to the actual role and responsibilities, when setting base pay for all employees. Our competitive base pay supports our goal of attracting and retaining employees while still representing an efficient use of our resources. We conduct an annual market analysis and alignment of base pay levels to help meet this

Equinix 2022 PROXY STATEMENT	Compensation	56
objective. Individual performance is also considered in setting base pay.
•
Short-term incentive compensation is earned under our annual incentive plan, which in 2022 will be funded based upon our performance against equally weighted revenue and AFFO/Share targets. Equinix has also included a strategic modifier (the “Strategic Modifier”) in the 2022 Plan for leaders at the VP level and above, including executive officers. Such Strategic Modifier is based on (1) revenue in the Company’s digital services business and (2) progress towards ESG objectives across the areas of climate targets, energy efficiency, electric vehicles and increasing racial and gender diversity in our workforce. Equinix believes the new Strategic Modifier will support and align executive compensation with key Equinix priorities. For 2022, short-term incentive compensation paid to our executives will be earned in the form of fully vested RSUs. We mitigate the risk of manipulation of financial results through a combination of our internal controls and plan design, including a cap on bonus payouts and the fact that actual payouts can be modified for individual performance. In addition, for our executives, short-term incentive compensation represents a modest portion of total compensation.

•
Long-term incentive compensation consists of RSUs. For non-executives, RSUs are granted with service-based vesting. For executives, RSUs are granted with both performance and service-based vesting elements. These awards comprise the greatest portion of total compensation for our executives. Individual performance is considered in sizing the awards, and award sizes are capped. For 2022, the performance elements for forty percent of an executive’s annual RSU grant at target consist of revenue, AFFO/Share achievement and digital services revenue targets. Our use of both revenue and profit metrics helps ensure that executives are motivated to meet revenue targets while keeping costs contained. The risk of manipulation of financial results is also mitigated by our internal controls. If the targets are met, the awards continue to vest over two years, offsetting the risk of short-term decision-making. The performance element for twenty percent of the RSUs at target consists of TSR achievement over a three-year period. If the three-year target is met, the awards vest fully, offsetting the risk of short-term decision-making and aligning the interests of executives with stockholders. The remaining forty percent of the RSUs at target vest based on service only to align Equinix’s executive compensation program more closely to market practice.
•
In 2012, the Governance Committee approved stock ownership guidelines for our chief executive officer and direct reports. The target ownership level for our chief executive officer is three times annual salary; for all others the target ownership level is one time their respective annual salary.

•
In 2016, the Talent, Culture and Compensation Committee adopted a policy on recoupment of incentive compensation which applies to our executive officers (as defined by Section 16 of the Securities Exchange Act).

•
We have a policy prohibiting all employees, including the named executive officers and members of the Board, from engaging in transactions involving options on Equinix’s securities, such as puts, calls and other derivative securities, whether on an exchange or in any other market, or in hedging transactions, such as collars and forward sale contracts.

•
Our executives and members of the Board are prohibited from holding Equinix securities in a margin account or pledging Equinix securities as collateral for a loan, absent an exception granted by the Talent, Culture and Compensation Committee on a case-by-case basis.

•
The Talent, Culture and Compensation Committee, comprised solely of independent members of the Board, approves all compensation for executives in its discretion. The Talent, Culture and Compensation Committee is advised by an independent consultant.

Talent, Culture and Compensation Committee interlocks and insider participation
During the 2021 fiscal year, none of the members of the Talent, Culture and Compensation Committee was an officer or employee of Equinix nor did any executive officer of Equinix serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or Talent, Culture and Compensation Committee of Equinix.

Equinix 2022 PROXY STATEMENT	Compensation	57
Equity compensation plan information
The following table provides information as of Dec. 31, 2021, with respect to shares of our common stock issuable under our existing equity compensation plan:
	A Number of securities to be issued upon exercise of outstanding options, warrants and rights	B Weighted average exercise price of outstanding options, warrants and rights	C Number of securities remaining available for future issuance under equity compensation plans, excluding securities reflected in Column A
Equity compensation plans approved by security holders	1,357,594(1)	$0.0000(2)	6,610,569(3)
Equity compensation plans not approved by security holders	—	—	—
Total	1,357,594	$0.0000	6,610,569

(1)
Unissued shares subject to outstanding RSUs.

(2)
The weighted-average exercise price takes into account 1,357,594 shares under our approved plan issuable upon vesting of outstanding RSUs which have no exercise price.

(3)
Includes 2,640,649 shares available for future issuance under the 2004 Employee Stock Purchase Plan.

Equinix 2022 PROXY STATEMENT	Compensation	58
CEO to median employee pay ratio
Our CEO to Median Employee pay ratio is approximately 190:1 and was calculated in accordance with Item 402(u) of Regulation S-K. We believe this ratio to be a reasonable estimate, based upon the assumptions and adjustments described below.
We identified the employee with compensation at the median of the annual total compensation of all of our employees (the “Median Employee”) by examining the calendar year total cash compensation between Jan. 1, 2021 and Dec. 31, 2021 (using Dec. 20, 2021 as the “Median Employee Determination Date”), including salary or wages plus overtime and any cash incentive compensation paid during 2021, for generally all individuals, excluding our chief executive officer, who were employed by us (including our consolidated subsidiaries) on the Median Employee Determination Date, whether employed on a full-time, part-time, seasonal or temporary basis, subject to the application of the “de minimis exemption” as described below.
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using FX rates in effect on Dec. 31, 2021.
For employees on a leave of absence, we calculated compensation on an annualized basis. For employees hired between Jan. 1, 2021, and the Median Employee Determination Date, we calculated their salary or wages as if they had been employed for the entire measurement period.
The de minimis exemption allows us to exclude up to 5% of our total employees who are non-U.S. employees.
Our total number of employees, including U.S. and non-U.S. employees, and including employees hired through a business combination or acquisition, was 11,125 on the Median Employee Determination Date, and we used this number to calculate the maximum number of employees excludable under the de minimis exemption. Accordingly, in identifying the Median Employee, we used the de minimis exemption to exclude the following approximate numbers of employees who are employed in the following countries: Bulgaria (21 employees), China (127 employees), Colombia (35 employees), India (84 employees), Italy (66 employees), Mexico (64 employees), Oman (12 employees), Philippines (16 employees), Portugal (15 employees), South Korea (28 employees) and Turkey (29 employees).
After identifying the Median Employee based on the methodology above, we calculated annual total compensation for such Median Employee using the same methodology we use to calculate the amount reported for our named executive officers in the “Total” column of the 2021 Summary Compensation Table, set forth elsewhere in this proxy statement.
As disclosed in the 2021 Summary Compensation Table, the annual total compensation for fiscal year 2021 for our chief executive officer was $23,248,193. The annual total compensation for the Median Employee for fiscal year 2021 was $122,075. The resulting ratio of our chief executive officer annual total compensation to the annual total compensation of our Median Employee for fiscal year 2021 is approximately 190:1.

Equinix 2022 PROXY STATEMENT	Audit	59
Audit
Proposal 3 — Ratification of independent registered public accountants
Equinix is asking the stockholders to ratify the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as Equinix’s independent registered public accounting firm for the fiscal year ending Dec. 31, 2022. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers.
If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm.
Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Equinix and its stockholders.
PricewaterhouseCoopers has audited Equinix’s financial statements since 2000. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees for professional services rendered for Equinix by PricewaterhouseCoopers for the years ended Dec. 31, 2021, and 2020 were:
	Dec. 31, 2021 ($)	Dec. 31, 2020 ($)
Audit	9,310,000	9,410,000
Audit related	80,000	895,000
Tax	95,000	85,000
Other	8,000	7,000
Total	9,493,000	10,397,000
Audit fees for the years ended Dec. 31, 2021, and 2020 were for professional services rendered for the audits and reviews of the consolidated financial statements of Equinix and the financial statements of certain of its subsidiaries, including the impact of Equinix’s acquisitions, as well as accounting services related to public financings and review of documents filed with the Securities and Exchange Commission during both years.
The Audit-related fees for the years ended Dec. 31, 2021, and 2020 were for accounting and advisory financial diligence services related to acquisitions and for attest procedures in connection with Outsource Service Provider audits in 2020 and in connection with the allocation of proceeds related to Green Bond offerings in 2021.
The Tax fees for the years ended Dec. 31, 2021, and 2020 were for professional services rendered to meet certain tax-related regulatory requirements.
The Other fees for the years ended Dec. 31, 2021, and 2020 were for licensed software tools used for financial reporting in both years.

The Board unanimously recommends a vote FOR proposal 3.

Equinix 2022 PROXY STATEMENT	Audit	60
Report of the Audit Committee of the Board of Directors
While Equinix’s management has primary responsibility for preparing Equinix’s financial statements and maintaining Equinix’s financial reporting process, the Audit Committee serves as the representative of the Board for general oversight of Equinix’s financial accounting and reporting process, system of internal control, audit process, process for monitoring compliance with laws and regulations, and Equinix’s Code of Ethics for Chief Executive Officer and Senior Financial Officers. The Audit Committee also provides counsel to management and the independent registered public accounting firm, PricewaterhouseCoopers, on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters.
The Audit Committee annually appoints an independent registered public accounting firm to express an opinion on the financial statements and on Equinix’s internal control over financial reporting based on an integrated audit.
Additionally, on a quarterly basis, the Audit Committee reviews with management and the independent registered public accounting firm Equinix’s audited financial statements or unaudited interim financial statements and the related earnings announcement before their public release, and receives updates on, among other things, accounting policy and estimate changes, implementation of new accounting standards, significant or unusual accounting transactions and significant estimates.
The Audit Committee also oversees the responsibilities, budget, staffing and effectiveness of Equinix’s internal audit function, called Business Assurance Services (“BAS”), and the head of BAS reports directly to the Audit Committee.
While the Nominating and Governance Committee has primary responsibility for risk oversight at the Board level, the Audit Committee also plays a role in overseeing Equinix’s exposure to risk as described in “Board Risk Oversight” elsewhere in this proxy statement.
The Audit Committee has the opportunity to meet in a private session every meeting with each of (i) the independent registered public accounting firm, (ii) Equinix’s head of BAS and (iii) management.
From Jan. 2021 through July 2021, the Audit Committee consisted of Messrs. Bartlett, Hromadko and Paisley. Mr. Bartlett resigned from the Board in July of 2021, and in Aug. 2021, Mr. Lyons joined the Audit Committee. Mr. Paisley is the Audit Committee’s chairperson and is considered a financial expert. The Audit Committee held nine meetings during the last fiscal year.
In this context, the Audit Committee hereby reports as follows:
a)
The Audit Committee has reviewed and discussed the audited financial statements with Equinix’s management and the independent registered public accounting firm.

b)
The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board.

c)
The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board. The letter concerns the independent auditors’ communications with the Audit Committee about the registered accounting firm’s independence, which the committee has discussed with the firm.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee approved the audited financial statements and recommended that the audited financial statements be included in Equinix’s Annual Report on Form 10-K, for the fiscal year ended Dec. 31, 2021, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also approved, subject to stockholder ratification, the selection of PricewaterhouseCoopers as Equinix’s independent registered public accounting firm.
Each of the members of the Audit Committee is independent as such term is defined under the rules of the Securities and Exchange Commission and the listing standards of the NASDAQ Stock Market.
The Audit Committee:
Christopher Paisley, Chairperson
Gary Hromadko
Irving Lyons III

Equinix 2022 PROXY STATEMENT	Stockholder Proposal	61
Stockholder Proposal
Proposal 4 — Special Shareholder Meeting Improvement
We have been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, who has indicated that he has beneficially owned the requisite amount of Equinix common stock for more than one year, intends to present the proposal below (the “Proposal”) at the Annual Meeting.

The Board of Directors opposes the following Proposal for the reasons stated after the proposal.
Proposal 4 — Special Shareholder Meeting Improvement
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
It is important for a more reasonable 10% of shares to have the right to call for a special shareholder meeting to help make up for our totally useless right to act by written consent. It is worse to have no right at all than to find that a right that is technically on the Equinix books is totally useless. Southwest Airlines and Target are companies that do not provide for shareholder written consent and yet provide for 10% of shares to call for a special shareholder meeting.
Why would any group of shareholders, who own 25% of our company, find it attractive to do so little as obtain a record date for written consent when the same owners of 25% of our company can compel management to hold a special shareholder meeting?
To initiate written consent at Equinix, 25% of shares now must petition management for the baby step of obtaining a record date.
Once a record date is obtained then’shareholders are on a tight schedule to obtain the consent of 51% of shares outstanding which is equal to 60% of the shares that vote at the annual meeting. It would be hopeless to think that shares that do not have time to vote would have the time to go through the special procedural steps to act by written consent.
This turns into giving Equinix shareholders a classic Catch-22 dilema. In order to get a record date, 25% of shares must give their contact information to management. Thus it is easier than shooting fish in a barrel for Equinix management, with free access to the corporate war chest and professional proxy solicitors, to pester the 25% of shares to change their mind and revoke their support for acting by written consent.
Thus while the base of 25% of shares is easily venerable to management attack with deep pockets company money, shareholders have the formidable task of doubling their number to 51% of shares (which equals 60% of the shares that vote at the annual meeting) in a limited time period with money out of their own pockets.
We need a right for 10% of shares to call for a special shareholder meeting to help make up for our useless right to act by written consent.

Please vote yes:
Proposal 4 — Special Shareholder Meeting Improvement

Equinix 2022 PROXY STATEMENT	Stockholder Proposal	62
EQUINIX’S STATEMENT IN OPPOSITION TO PROPOSAL 4
Overview
Equinix has provided stockholders with the ability to call a special meeting since 2012. After considering the proposal and the need to balance stockholder rights with the potential disruptions caused by special meetings, the Board decided to lower the existing ownership threshold required to call a special meeting from 25% to 15%. Under our amended bylaws, a stockholder (or group of stockholders) must own 15% of our common stock to request that the Board establish a record date to call a special meeting.
GOVERNANCE AT EQUINIX
Equinix is committed to good governance practices and continues to engage with stockholders to address their concerns and views. Our corporate governance is guided by best practices, including a majority voting standard in director elections, proxy access, and the right of stockholders to take action between annual meetings by calling a special meeting or by acting by written consent. We regularly meet with our stockholders, and in 2021 reached out to our 25 largest stockholders to discuss our corporate governance model, our compensation programs and practices and ESG topics, and to solicit feedback. This engagement is conducted on an annual basis. Our current QualityScore ratings from Institutional Shareholder Services (ISS) include a 3 in Shareholder Rights and an overall Governance QualityScore of 3. These scores indicate that ISS views Equinix as above average for minimizing governance risk when compared to other companies in the S&P 500 index.
BACKGROUND
In the Spring of 2022, our Board amended our bylaws further to lower the threshold of voting power needed to call a special meeting from 25% to 15%.
REBUTTAL

The Board believes that establishing an ownership threshold of at least 15% in order for stockholders to request a special meeting strikes an appropriate balance between enhancing the rights of stockholders and seeking to avoid the situations that could arise if the threshold were set too low. The Board believes that calling a special meeting of stockholders is not a matter to be taken lightly. Organizing and preparing for a special meeting involves significant management commitment of time and focus, and imposes substantial legal, administrative and distribution costs. The Board believes that a special meeting should only be held to cover special or extraordinary events when fiduciary, strategic, significant transactional or similar considerations dictate that the matter be addressed on an expeditious basis, rather than waiting until the next annual meeting.
The Board also believes that special meetings should be used for matters that are supported by a meaningful group of stockholders, and therefore certain procedural and other safeguards are necessary in the interests of all stockholders. Lowering the ownership threshold from 15% to 10% would enable just one stockholder to take such action.

The Board believes the 15% ownership requirement is responsive to stockholder interest in having a meaningful ability to call special meetings, and also protects stockholders from potential for abuse and significant costs for Equinix.
The Board of Directors unanimously recommends a vote AGAINST the adoption of Proposal 4.

Equinix 2022 PROXY STATEMENT	Additional Information	63
Additional Information
Voting Information and Attending the Meeting
ATTENDING THE ANNUAL MEETING
In light of the ongoing health concerns related to the COVID-19 pandemic, this year’s Annual Meeting will be a completely virtual meeting of stockholders as in 2021. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: www.meetnow.global/MPRHNUJ on May 25, 2022, at 10:00 a.m. PDT. We intend to reevaluate whether an in-person annual meeting is appropriate again in 2023.
You are entitled to participate in the Annual Meeting only if you were a stockholder of the company as of the close of business on Apr. 1, 2022, or if you hold a valid proxy for the Annual Meeting.
You will be able to participate meaningfully. You may submit your questions during the meeting by visiting
www.meetnow.global/MPRHNUJ. You will also be able to vote your shares online by attending the Annual Meeting.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, see the instructions below about how you may attend the Annual Meeting.
The online meeting will begin promptly at 10:00 a.m. PDT. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.

REGISTERING FOR THE VIRTUAL ANNUAL MEETING
If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the virtual Annual Meeting. Please follow the instructions on the notice or proxy card that you received.
If you are a beneficial holder (i.e., you hold your shares through an intermediary, such as a bank or broker) and want to attend the Annual Meeting webcast (with the ability to ask a question and/or vote, if you choose to do so), you have two options:
1)
Registration in Advance of the Annual Meeting

Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Equinix, Inc. holdings along with your name and email address to Computershare.
Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 19, 2022. You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us at the following:
By email:
Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:
Computershare
Equinix, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

2)
Register at the Annual Meeting

For the 2022 proxy season, an industry solution has been agreed upon to allow beneficial holders to register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial holders only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the Annual Meeting. Beneficial holders may choose the Register in Advance of the Annual Meeting option above, if they prefer to use the traditional, paper-based option.
Please go to www.meetnow.global/MPRHNUJ for more information on the available options and registration instructions.

Equinix 2022 PROXY STATEMENT	Additional Information	64
The online meeting will begin promptly at 10:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please follow the registration instructions as outlined in this proxy statement.

VOTING COMMON STOCK
On each matter to be voted upon, you have one vote for each share of common stock you own as of Apr. 1, 2022.
QUALIFYING TO VOTE
Only stockholders of record at the close of business on Apr. 1, 2022, will be entitled to vote at the Annual Meeting. On this record date, there were
91,013,824 shares of common stock outstanding and entitled to vote.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If, on Apr. 1, 2022, your shares were registered directly in your name with Equinix’s transfer agent, Computershare, then you are a stockholder of record. As a stockholder of record, you may vote online during the virtual Annual Meeting or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If, on Apr. 1, 2022, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend and vote at the Annual Meeting by following the instructions above regarding attendance at the Annual Meeting.

WAYS TO VOTE
On the matters to be voted on, including the nominees to the Board, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy using a proxy card, vote by proxy over the telephone, or vote by proxy on the internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote online if you have already voted by proxy.
1.
To vote during the virtual Annual Meeting, register and log into the meeting per the instructions above. You will have the opportunity to vote during the virtual meeting.

2.
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
3.
To vote over the telephone, dial toll-free (from the U.S., Canada and U.S. Territories) 1-800-652-VOTE (8683) using a touchtone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card.

4.
To vote on the internet, go to www.investorvote.com/EQIX to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card or notice card.

Equinix 2022 PROXY STATEMENT	Additional Information	65
BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF BROKER OR BANK

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions from that organization, rather than from Equinix. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or on the internet as instructed by your broker or bank. To vote online during the Annual Meeting, you must follow the instructions above regarding beneficial owner attendance at the Annual Meeting. If you chose to obtain a valid proxy card from your broker, bank or other agent, follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy card.

We provide internet proxy voting to allow you to vote your shares online with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
HOW VOTES ARE COUNTED
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” votes, “Against” votes, abstentions and broker non-votes (when shares are held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients).
If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker with respect to a “nondiscretionary” matter, your shares will not be voted on such matter and will not be counted as shares entitled to vote on such matter. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for Proposal 3 (the ratification of the appointment of PricewaterhouseCoopers LLP as Equinix’s independent registered public accounting firm for the fiscal year ending Dec. 31, 2022), but not for the other proposals, including the election of directors.
Shares not present at the meeting and shares voting “abstain” have no effect on the election of directors. For the other proposals, abstentions have the same effect as “Against” votes. Broker nonvotes have no effect and will not be counted toward the vote total for the election of directors or for Proposals 2 or 4. Abstentions and broker nonvotes will be counted in determining whether there is a quorum.

VOTES NEEDED TO APPROVE EACH MATTER
1.
To be elected, directors must receive a majority of the votes cast (that is, the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that nominee). If any nominee for director receives a greater number of votes “Against” his or her election than votes “For” such election, our bylaws require that such person must immediately tender his or her resignation to the Board following certification of the vote.

2.
To be approved on an advisory non-binding basis, Proposal 2, the compensation of our named executive officers, must receive a “For” vote from the majority of shares present and entitled to vote on the proposal either virtually during the online Annual Meeting or by proxy.

3.
To be approved, Proposal 3, the ratification of PricewaterhouseCoopers as Equinix’s independent registered public accounting firm for the fiscal year ending Dec. 31, 2022, must receive a “For” vote from the majority of shares present and entitled to vote on the proposal either virtually during the online Annual Meeting or by proxy.

4.
To be approved, Proposal 4, the stockholder proposal related to lowering the stock ownership threshold required to call a special meeting, must receive a “For” vote from the majority of the shares present and entitled to vote on the proposal either virtually during the online Annual Meeting or by proxy.

Equinix 2022 PROXY STATEMENT	Additional Information	66
RECEIPT OF MORE THAN ONE PROXY CARD
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

RETURNING A BLANK PROXY
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all nominees for director, “For” the compensation of our named executive officers, “For” the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending Dec. 31, 2022, and “Against”
the stockholder proposal related to written consent of stockholders.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

REVOKING A PROXY
You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:
1.
You may submit another properly completed proxy card with a later date.

2.
You may send a written notice that you are revoking your proxy to Equinix’s corporate secretary at One Lagoon Drive, Redwood City, CA 94065.

3.
You may attend the virtual Annual Meeting and vote online during the meeting. Simply attending the virtual meeting will not, by itself, revoke your proxy.

PROXY SOLICITATION
We have engaged D.F. King & Co., Inc. to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $30,000 in total. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.
Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitation firm, D.F. King & Co., Inc. at +1.866.207.2356.

QUORUM REQUIREMENT
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares is represented by stockholders present at the meeting or by proxy. On the record date, there were 91,013,824 shares outstanding and entitled to vote. Thus, 45,506,913 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy card or vote at the virtual Annual Meeting.
Abstentions and broker nonvotes will be counted toward the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

Equinix 2022 PROXY STATEMENT	Additional Information	67
ANNUAL MEETING VOTING RESULTS
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K filed within four business days of the Annual Meeting.

INTERNET AVAILABILITY OF PROXY MATERIALS
This year, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. We mailed a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders. The Notice contains instructions about how to access the proxy materials over the internet or request a printed copy of the materials, and for voting over the internet or phone. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce our environmental impact, and to reduce the costs associated with the printing and mailing of materials.
This proxy statement and Equinix’s annual report on Form 10-K are available online at investor.equinix.com/proxy. This website address is included for reference only. The information contained on the Equinix website is not incorporated by reference into this proxy statement.

Delivery of documents to stockholders sharing an address
A number of brokers with account holders who are stockholders of Equinix will be “householding” Equinix’s proxy materials. A single set of proxy materials or Notice will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding”
and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Equinix, Inc., One Lagoon Drive, Redwood City, California 94065, Attn: Stock Services, or contact Equinix Stock Services by telephone at +1.650.598.6000 and a separate proxy statement and annual report will be delivered to you promptly. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

Stockholder proposals for 2023 annual meeting
Stockholders who intend to have a proposal considered for inclusion in Equinix’s proxy materials for presentation at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to Equinix no later than Dec. 15, 2022. Pursuant to Rule 14a-4(c) of the Exchange Act and Equinix’s Amended and Restated Bylaws, stockholders who intend to present a proposal at the 2022 Annual Meeting without inclusion of such proposal in the proxy materials are required to notify Equinix of such proposal not earlier than Jan. 25, 2023, and not later than 5 p.m. Pacific Standard Time on Feb. 24, 2023, so long as the 2023 Annual Meeting is not advanced by more than 30 days or delayed by more than 70 days from May 25, 2023 (the anniversary date of the prior year’s annual meeting). If Equinix does not receive notification of the proposal within that time frame, it will be considered untimely, and we will not be required to present it at the 2023 Annual Meeting.
All stockholder proposals and notice of stockholder proposals should be sent to Equinix, Inc., at One Lagoon Drive, Redwood City, California 94065, Attn: corporate secretary. Equinix reserves the right to reject, rule out of order, or take other appropriate action with respect to any stockholder proposal that does not satisfy the conditions and rules established by the Securities and Exchange Commission or our bylaws.

Equinix 2022 PROXY STATEMENT	Additional Information	68
Other matters
The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.
Equinix will mail without charge, upon written request, a copy of Equinix’s annual report on Form 10-K for the fiscal year ended Dec. 31, 2021. Requests should be sent to Equinix, Inc., at One Lagoon Drive, Redwood City, CA 94065, Attn: Investor Relations.
BY ORDER OF THE BOARD OF DIRECTORS,
Peter Van Camp
Executive Chairman

Whether or not you plan to attend the virtual Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope (if applicable) or follow the instructions above to submit your proxy by telephone or on the internet. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the virtual Annual Meeting and wish to change your proxy vote, you may do so by voting online at the meeting. Please note, however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must follow the instructions above about attending the meeting as a beneficial owner.
Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the Annual Meeting.

Our Story	Our Sustainability Approach	Our Purpose
Equinix is the world’s digital infrastructure companyTM. Digital leaders harness our trusted platform to bring together and interconnect the foundational infrastructure that powers their success.
At Equinix, our commitment to sustainability is driven by measurement, transparency, governance and ethics. Ultimately, we believe in the future of possibility. One where the planet is healthy, our global communities thrive and every business leads with integrity. This vision of tomorrow comes first in all we do. The ESG initiatives in our new Future First strategy focus on the material issues with the highest impact to our stakeholders and our business.
To be the platform where the world comes together, enabling the innovations that enrich our work, life and planet.
Voluntary Electronic Delivery of Proxy Materials

Equinix encourages stockholders to voluntarily elect to receive all proxy materials electronically. The benefits of eConsent are:
Our Commitment to the Environment
We believe our planet must be preserved and its resources renewed. By partnering with like-minded companies to advance low-carbon energy policies; sharing renewable energy buying knowledge; and encouraging innovation in the design and operation of some of the world’s most energy-efficient data centers, we help protect worldwide energy resources while still benefiting our stakeholders. Choosing electronic delivery of materials supports our mission to reduce the use of all resources.

● you receive immediate and convenient access to the materials	● you can help reduce our impact on the environment	● you can help us reduce our printing and mailing costs

Beneficial Stockholders Enroll and vote your shares at www.proxyvote.com/EQIX

Environmental Impact Statement By using electronically delivered proxy materials, avoiding the printing of nearly 89,947 documents, we could achieve the following environmental benefits:
Avoiding the use of 212 U.S. tons of wood, equivalent to ~1,270 trees	Saving 1,140,000 gallons of water, equivalent to 823 clothes washers operating for a year
Avoiding the use of 1,350 million BTUs of energy or the equivalent amount of energy to 1,610 refrigerators operated for one year	Eliminating 62,600 pounds of solid waste
Producing 955,000 pounds fewer GHG emissions, or the equivalent of avoiding emissions from 87 cars for one year
The above are estimated life cycle environment impacts. Actual avoided environmental impacts may differ from what is stated above. Estimates were calculated using the Environmental Paper Network Paper Calculator. For more information visit www.papercalculator.org.
WWW.EQUINIX.COM

EQUINIX

VOTE

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Your vote matters – here's how to vote!

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/EQIX

Annual Meeting Proxy Card

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1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Nanci Caldwell	☐	☐	02 - Adaire Fox-Martin	☐	☐	03 - Ron Guerrier	☐	☐
04 - Gary Hromadko	☐	☐	05 - Irving Lyons III	☐	☐	06 - Charles Meyers	☐	☐
07 - Christopher Paisley	☐	☐	08 - Sandra Rivera	☐	☐	09 - Peter Van Camp	☐	☐

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000004MMMMMMMMMENDORSEMENT_LINE______________ SACKPACK_____________MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. MMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 extYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/EQIX or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.investorvote.com/EQIX Annual Meeting Proxy Card1234 5678 9012 345IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AProposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3 and AGAINST Proposal 4.1. Election of Directors:For WithholdFor WithholdFor Withhold+01 - Nanci Caldwell02 - Adaire Fox-Martin03 - Ron Guerrier050604 - Gary Hromadko- Irving Lyons III- Charles Meyers080907 - Christopher Paisley- Sandra Rivera- Peter Van Camp 2.Approval, by a non-binding advisory vote, of the compensation of our named executive officers. 4.A stockholder proposal, related to lowering the stock ownership threshold required to call a special meeting. For Against Abstain For Against Abstain 3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending Dec. 31, 2022. BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890J N T1 U P X 5 3 8 9 0 5 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03M2ZD

The 2022 Annual Meeting of Stockholders of Equinix, Inc. will be held onMay 25, 2022 at 10:00 a.m. PDT, virtually at www.meetnow.global/MPRHNUJ.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the internet availability of proxy materials for the Annual Meeting of Stockholders:The material is available at: investor.equinix.com/proxySmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/EQIXIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Equinix, Inc.+Notice of Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — May 25, 2022Charles Meyers and Keith Taylor (each a "Proxy" and together the "Proxies"), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Equinix, Inc. to be held on May 25, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR Proposals 2 and 3 and AGAINST Proposal 4.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)CNon-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +